File Nos. 033-15253

811-05221

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 45

SELIGMAN PORTFOLIOS, INC.

(Exact name of registrant as specified in charter)

50606 AMERIPRISE FINANCIAL CENTER,

MINNEAPOLIS, MN 55474

(Address of principal executive offices)(zip code)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

SCOTT R. PLUMMER

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

•	Seligman Capital Portfolio

•	Seligman Cash Management Portfolio

•	Seligman Common Stock Portfolio

•	Seligman Communications and Information Portfolio

•	Seligman Global Technology Portfolio

•	Seligman International Growth Portfolio

•	Seligman Investment Grade Fixed Income Portfolio

•	Seligman Large-Cap Value Portfolio

•	Seligman Smaller-Cap Value Portfolio

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in a Portfolio should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Portfolios is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

SP1 5/2009

Table of Contents

The Fund

Discussions of the investment objectives, strategies, risks, and performance of the Portfolios of the Fund

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios) effective November 7, 2008. Shareholders of Seligman International Growth Portfolio also approved at the November meeting a subadvisory agreement between RiverSource Investments and Wellington Management Company, LLP (“Wellington Management”).

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund

Overview of the Fund

This Prospectus contains information about the Fund.

The Fund consists of the following 9 separate portfolios:

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

The Fund’s Portfolios are offered to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of a Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s Portfolios may be offered to retirement plans.

The Class 2 Shares of the Seligman Communications and Information Portfolio are available to certain qualified pension and retirement plans and offered pursuant to a separate Prospectus.

Certain Portfolios offer two classes of shares: Class 1 and Class 2. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners. Those Portfolios that offer Class 2 shares, which are not offered herein, are listed below.

In addition to this Prospectus, the Fund makes available a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.

Each Portfolio has its own investment objectives, strategies and risks. A discussion of each Portfolio begins on the next page.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various contract owners who own shares of a particular Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

A Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent a Portfolio from achieving its objectives.

A Portfolio’s investment objectives and any fundamental policies may be changed only with shareholder approval. If a change of objectives or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under the section “Principal Investment Strategies” for Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio.

An investment in any of the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should read the information about a particular Portfolio before making an investment decision about that Portfolio.

There is no guarantee a Portfolio will achieve its objectives.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

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Seligman Capital Portfolio

Investment Objective

The Portfolio’s investment objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify medium-sized companies that it believes display certain characteristics, including but not limited to, one or more of the following:

Medium-Sized Companies:

Companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Portfolio.

■	Strong or improving company fundamentals;

■	Strong management;

■	Market earnings expectations are at or below the investment manager’s estimates;

■	Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);

■	Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or

■	Potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company’s catalyst for growth is already reflected in the stock’s price (i.e., the stock is fully valued) or the investment manager’s price target has been met.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the US (“foreign companies”), except that companies that either (i) have their principal place of business in the US, (ii) derive 50% or more of their revenue from US sources or (iii) have the securities to be purchased by the Portfolio traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Portfolio generally does not invest a significant amount, if any, in illiquid securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Fund’s Board of Directors may change the parameters by which “medium-sized companies” are defined if it concludes that such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Medium-sized companies, like those in which the Portfolio invests, may be newer or less established than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they

2

Seligman Capital Portfolio

often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of stocks of medium-sized companies may be more abrupt or erratic than those of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, stocks of medium-sized companies generally are less liquid than those of larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

Foreign securities, illiquid securities or derivatives (including rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

3

Seligman Capital Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager), at its discretion, reimbursed certain expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. Effective August 11, 2003, Seligman discontinued this policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 44.77% – quarter ended 12/31/99.

Worst quarter return: -30.55% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Capital Portfolio	(47.92)%	(4.69)%	0.02%
Russell Midcap Growth Index*	(44.32)	(2.33)	(0.19)
Lipper Mid-Cap Growth Funds Average*	(44.49)	(2.63)	0.14
Lipper Mid-Cap Funds Average*	(41.03)	(2.09)	1.61

* The Lipper Mid-Cap Growth Funds Average, the Lipper Mid-Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Mid-Cap Growth Funds Average and the Lipper Mid-Cap Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell Midcap Growth Index does not reflect any expenses, fees, sales charges or taxes. The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) large-cap floor ($9.1 billion as of December 31, 2008). Mid-Cap Growth Funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year-sales-per-share growth value compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. As of the date of this Prospectus, Lipper classifies the Portfolio as a Mid-Cap Growth Fund. Investors cannot invest directly in an average or an index.

4

Seligman Capital Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.66%

Total Annual Portfolio Operating Expenses	1.06%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$108	$337	$585	$1,294

Portfolio Managers

The Portfolio is managed by the investment manager’s Growth Team, which is headed by Erik J. Voss. Mr. Voss has been the Portfolio Manager of the Portfolio since October 2006, when he joined Seligman, the Fund’s predecessor investment manager. Mr. Voss joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman. In addition to his responsibilities in respect of the Portfolio, Mr. Voss is Portfolio Manager of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc., RiverSource Growth Fund, RiverSource Variable Portfolio – Growth and one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Portfolio.

5

Seligman Cash Management Portfolio

Investment Objectives

The Portfolio’s investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objectives:

The Portfolio invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Portfolio will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00 per share, the Portfolio will limit its investments to securities that, in accordance with guidelines approved by the Fund’s Board of Directors, present minimal credit risk. Accordingly, the Portfolio will purchase only US Government securities or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), or if not so rated, determined to be of comparable quality).

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund’s Board of Directors. The investment manager continuously monitors the quality of the Portfolio’s investments. If the quality of an investment declines, the Portfolio may, in certain limited circumstances, continue to hold it.

Currently, the Portfolio invests only in US Government securities and in securities that are rated in the top category by Moody’s and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

In pursuit of the Portfolio’s objective, the investment manager chooses investments by:

■	Considering opportunities and risks given current interest rates and anticipated interest rates.

■	Purchasing securities based on the timing of cash flows in and out of the Portfolio.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

■

The issuer’s credit rating declines or the investment manager expects a decline (the Portfolio, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

■	Political, economic, or other events could affect the issuer’s performance.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Portfolio registering with the CFTC.

Principal Risks

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Yield and total return of the Portfolio will fluctuate with fluctuations in the yields of the securities held by the Portfolio. In periods of declining interest rates, the yields of the securities held by the Portfolio will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Portfolio will tend to be lower

6

Seligman Cash Management Portfolio

than market rates. Additionally, when interest rates are falling, the inflow of new money to the Portfolio from sales of its shares will likely be invested in securities producing lower yields than the balance of the Portfolio’s assets, reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

Investments in derivative instruments, such as futures contracts, can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

7

Seligman Cash Management Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses and/or waived management fees of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 1.65% – quarter ended 12/31/00.

Worst quarter return: 0.06% – quarter ended 12/31/08.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Cash Management Portfolio	1.45%	2.61%	2.96%

The Portfolio’s 7-day yield as of December 31, 2008 was 0.26%.

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Seligman Cash Management Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.48%

Gross Annual Portfolio Operating Expenses	0.88%
Less: Fee Waiver/Expense Reimbursement	(0.18)%

Net Annual Portfolio Operating Expenses(1)	0.70%

(1) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this arrangement, net Portfolio expenses will not exceed 0.70%.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$72	$263	$470	$1,068

9

Seligman Common Stock Portfolio

Investment Objective

The Portfolio’s investment objective is total return through a combination of capital appreciation and current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in common stocks that are broadly diversified among a number of industries. The Portfolio usually invests in the common stock of larger US companies (e.g., companies with market capitalizations over $3 billion at the time of initial investment); however, it may invest in companies of any size. The Portfolio may also invest in fixed-income securities and cash equivalents.

The Portfolio seeks to produce a level of current income consistent with its primary benchmark, the Standard and Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). This strategy allows for variations over time in the level of current income produced by the Portfolio.

In pursuit of the Portfolio’s objective, the investment manager will choose equity investments by employing proprietary, disciplined quantitative methods. The investment manager’s disciplined quantitative approach is designed to identify companies with:

■	Attractive valuations, based on factors such as price-to-earnings ratios;

■	Sound balance sheets; or

■	Improving outlooks, based on an analysis of return patterns over time.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

■	The security is overvalued relative to other potential investments.

■	The company does not meet the investment manager’s performance expectations.

The universe of stocks from which the investment manager selects the Portfolio’s investments primarily will be those included in the Portfolio’s benchmark, the S&P 500 Index.

In selecting stocks for the Portfolio to purchase or to sell, the investment manager employs a rigorous process for evaluating the relationship between the risk associated with each security and its potential for positive returns. This process includes factors such as:

■	Limits on positions relative to weightings in the benchmark index.

■	Limits on sector and industry allocations relative to the benchmark index.

■	Limits on size of holdings relative to market liquidity.

The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Portfolio registering with the CFTC.

The Portfolio may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Portfolio may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

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Seligman Common Stock Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

Quantitative Model Risk. Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable the Portfolio to achieve its objective.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Stocks of large US companies, like those in which the Portfolio usually invests, periodically experience periods of volatility. During these volatile periods the value of large company stocks have periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Foreign securities, illiquid securities, and derivatives (including options, futures contracts, rights and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

The Portfolio’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Although the Portfolio seeks current income consistent with its primary benchmark, the S&P 500 Index, the Portfolio can only distribute its “net” current income (i.e., current income minus all applicable Fund expenses) to contract owners. Therefore, this amount may be lower than the current income produced by the S&P 500 Index.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Common Stock Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to two measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 13.64% – quarter ended 6/30/03.

Worst quarter return: -25.77% – quarter ended 12/31/08.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Common Stock Portfolio	(45.07)%	(6.19)%	(5.08)%
S&P 500 Index*	(36.99)	(2.19)	(1.38)
Lipper Large-Cap Core Funds Average*	(37.23)	(2.88)	(1.72)

* The Lipper Large-Cap Core Funds Average and the S&P 500 Index are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Large-Cap Core Funds Average does not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the S&P 500 Index does not reflect any expenses, fees, sales charges or taxes. The Lipper Large-Cap Core Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity (USDE) large-cap floor ($9.1 billion as of December 31, 2008). Large-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to book ratio, and three-year sales-per-share growth value relative to the S&P 500 Index. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an average or an index.

12

Seligman Common Stock Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.92%

Total Annual Portfolio Operating Expenses	1.32%
Fee Waiver/Expense Reimbursement	(0.06)%

Total Annual (net) Portfolio Operating Expenses(1)	1.26%

(1) Effective May 9, 2009, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Total Annual (net) Portfolio Operating Expenses will not exceed 1.26%.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$128	$412	$718	$1,585

Portfolio Managers

Effective November 7, 2008, the portfolio managers responsible for Seligman Common Stock Portfolio’s day-to-day management are:

13

Seligman Common Stock Portfolio

Dimitris J. Bertsimas, Ph.D., Senior Portfolio Manager

■	Joined RiverSource Investments as a portfolio manager and leader of the Disciplined Equity and Asset Allocation Team in 2002.

■

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where he served as Managing Partner, 1999 to 2002. Currently, Boeing Professor of Operations Research, Sloan School of Management and the Operations Research Center, MIT.

■	Began investment career as a consultant to asset managers in 1993; became portfolio manager in 2002.

■	MS and Ph.D., MIT.

Gina K. Mourtzinou, Ph.D., Portfolio Manager

■	Joined RiverSource Investments as a portfolio manager and member of the Disciplined Equity and Asset Allocation Team in 2002.

■

Co-founded Dynamic Ideas, LLC, a consulting firm that specialized in the development of quantitative tools for the asset management industry, where she served as Vice President of Research and Analytics, 1999 to 2002.

■	Began investment career as a consultant to asset managers in 1996; became portfolio manager in 2002.

■	Ph.D., MIT.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the securities of the Portfolio.

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Seligman Communications and Information Portfolio

Investment Objective

The Portfolio’s investment objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

■	Robust growth prospects

■	High profit margins or return on capital

■	Attractive valuation relative to expected earnings or cash flow

■	Quality management

■	Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

15

Seligman Communications and Information Portfolio

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio’s net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities, and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Communications and Information Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 45.09% – quarter ended 12/31/99.

Worst quarter return: -30.44% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Communications and Information Portfolio	(36.22)%	1.54%	2.21%
S&P 500 Index*	(36.99)	(2.19)	(1.38)
S&P North American Technology Sector Index*	(43.33)	(5.38)	(5.21)
Lipper Science & Technology Funds Average*	(43.77)	(5.42)	(3.60)

* The Standard & Poor’s (“S&P”) 500 Composite Stock Price Index (“S&P 500 Index”), the Lipper Science & Technology Funds Average and the S&P North American Technology Sector Index (“NATS Index”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Science & Technology Funds Average does not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the S&P 500 Index and NATS Index do not reflect any expenses, fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The NATS Index is a modified capitalization-weighted index based on a universe of technology-related stocks. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. Investors cannot invest directly in an average or an index.

17

Seligman Communications and Information Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.36%

Total Annual Portfolio Operating Expenses	1.11%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$113	$353	$612	$1,352

Portfolio Managers

The Portfolio is managed by the investment manager’s Technology Group, headed by Paul H. Wick.

Mr. Wick has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund, Inc. since December 1989 and a portfolio manager of RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick joined Seligman (the Portfolio’s predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah is Co-Portfolio Manager of the Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a portfolio manager of RiverSource Global Technology Fund since November 2008. Ms. Shah provides investment management services for certain private and offshore funds, including those with similar investment strategies of

18

Seligman Communications and Information Portfolio

the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Ms. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008.

Ajay Diwan is Co-Portfolio Manager of the Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a portfolio manager of RiverSource Global Technology Fund since November 2008. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services and electronic payment processing industries. Mr. Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008.

Richard M. Parower joined Seligman in April 2000 and RiverSource Investments in November 2008. Mr. Parower is Portfolio Manager of Seligman Global Technology Portfolio, Seligman Global Fund Series’ Seligman Global Technology Fund and RiverSource Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Sangeeth Peruri joined Seligman in December 2000 and RiverSource Investments in November 2008. Mr. Peruri provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Peruri provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor sector.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “C&I Portfolio Team”), other accounts managed by the C&I Portfolio Team and the C&I Portfolio Team’s ownership of securities of the Portfolio.

19

Seligman Global Technology Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

Under normal market conditions, the Portfolio generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities principally traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Portfolio considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

■	Robust growth prospects

■	High profit margins

■	Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)

■	Quality management and equity ownership by executives

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

20

Seligman Global Technology Portfolio

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Foreign securities, illiquid securities and derivatives (including options and futures contracts) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio’s foreign investments will present less risk than a portfolio of solely US securities. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio’s net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of one of the Portfolio’s investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Global Technology Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), and/or former subadvisers, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 56.86% – quarter ended 12/31/99.

Worst quarter return: -32.05% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Global Technology Portfolio	(40.25)%	(1.77)%	1.02%
MSCI World IT Index*	(43.70)	(5.18)	(5.38)
MSCI World Index*	(40.33)	0.00	(0.19)
Lipper Global Funds Average*	(41.06)	(0.49)	0.88
Lipper Global Science & Technology Funds Average*	(47.80)	(5.85)	(3.56)

* The Lipper Global Funds Average, the Lipper Global Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) and the Morgan Stanley Capital International World Index (“MSCI World Index”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Global Funds Average and the Lipper Global Science & Technology Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the MSCI World Index and the MSCI World IT Index do not reflect any expenses, fees, sales charges or taxes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure global developed equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Global Funds Average is an average of funds that invest at least 25% of their assets in equity securities traded outside the US and that may own US securities as well. The Lipper Global Science & Technology Funds Average measures the performance of funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. As of the date of this Prospectus, Lipper classifies this Portfolio as a Global Science & Technology Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed a subadviser that was responsible for providing certain portfolio management services with respect to the Portfolio’s investments. Thereafter, Seligman provided, and RiverSource Investments currently provides, portfolio management services for the Portfolio.

22

Seligman Global Technology Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	2.16%

Gross Annual Portfolio Operating Expenses	3.16%
Less: Fee Waiver/Expense Reimbursement	(1.26%)

Net Annual Portfolio Operating Expenses(1)	1.90%

(1) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this arrangement, net Portfolio expenses will not exceed 1.90% for the Portfolio’s Class 1 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$193	$857	$1,545	$3,379

Portfolio Managers

The Portfolio is managed by the investment manager’s Technology Group. Richard M. Parower, who joined Seligman (the Fund’s predecessor investment manager) in April 2000 and RiverSource Investments in November 2008, is the Portfolio Manager of the

23

Seligman Global Technology Portfolio

Portfolio. Mr. Parower is also Portfolio Manager of Seligman Global Fund Series’ Seligman Global Technology Fund and RiverSource Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies.

Paul H. Wick has been Portfolio Manager of Seligman Communication and Information Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund, Inc. since December 1989 and RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah, who joined Seligman in November 2000 and RiverSource Investments in November 2008, is Co-Portfolio Manager of Seligman Communications and Information Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a portfolio manager of RiverSource Global Technology Fund. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Ajay Diwan, who joined Seligman in February 2001 and RiverSource Investments in November 2008, is Co-Portfolio Manager of Seligman Communications and Information Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a portfolio manager of RiverSource Global Technology Fund. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, Mr. Lu was an Associate Director for UBS from July 2002 to April 2005, covering the US electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the US electronic manufacturing services and electronic components sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals listed above (the “GT Portfolio Team”), other accounts managed by the GT Portfolio Team and the GT Portfolio Team’s ownership of securities of the Portfolio.

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Seligman International Growth Portfolio

At a special meeting of shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of Seligman International Growth Portfolio on April 3, 2009 will vote on a policy authorizing RiverSource Investments, with the approval of the Fund’s Board of Directors, to retain and replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval (the “Manager of Managers Proposal”). The approval of the Manager of Managers Proposal will eliminate the need for shareholder meetings and related proxy solicitation if the Board determines that such retention, replacement or modification is appropriate, thereby reducing associated costs and delays.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests primarily in high-quality, large and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Portfolio) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Portfolio may invest in any country; however, it typically will not invest in the US. It generally invests in several countries in different geographic regions.

The Portfolio generally invests in the common stocks of medium- to large-sized companies in the principal international markets. It may also invest in companies with lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantage (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Portfolio generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Portfolio normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Portfolio may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Portfolio on reasonable terms in many situations, and the Portfolio may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

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Seligman International Growth Portfolio

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted. Medium-sized companies may be newer or less established than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of stocks of medium-sized companies may be more abrupt or erratic than those of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, stocks of medium-sized companies generally are less liquid than those of larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.

Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s earnings potential. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

Foreign securities, illiquid securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. There can be no assurance that the Portfolio’s foreign investments will present less risk than a portfolio of solely US securities. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Securities of issuers in emerging markets are subject to additional risks. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

The Portfolio seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of the Portfolio’s investments in one country may offset potential gains from investments in another country.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial percentage of its assets in certain industries or economic sectors that the portfolio manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman International Growth Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), and/or former subadvisers, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such management fee waivers/expense reimbursements, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 17.45% – quarter ended 6/30/03.

Worst quarter return: -27.74% – quarter ended 9/30/08.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman International Growth Portfolio	(57.43)%	(3.42)%	(4.90)%
MSCI EAFE Index*	(43.06)	2.10	1.18
MSCI EAFE Growth Index*	(42.46)	1.77	(1.01)
Lipper International Multi-Cap Growth Funds Average*	(46.85)	1.14	1.46
Lipper International Funds Average*	(44.23)	1.27	1.74

* The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”), the Morgan Stanley Capital International EAFE Growth Index (the “MSCI EAFE Growth Index” and collectively, the “MSCI EAFE Indices”), the Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper International Funds Average and the Lipper International Multi-Cap Growth Funds Average exclude the effect of sales-related fees (but includes operating expenses), sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free-float adjusted market capitalization-weighted index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of developed markets in Europe, Australasia and the Far East with a greater-than-average growth orientation. The Lipper International Funds Average is an average of funds that invest their assets in securities with primary trading markets outside of the US. The Lipper International Multi-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US Broad Market Index. As of the date of this Prospectus, Lipper classifies the Portfolio as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000, Seligman (the Portfolio’s predecessor investment manager) employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Portfolio. From March 31, 2000 until September 15, 2003, the assets of the Portfolio were managed exclusively by Seligman. Since September 15, 2003, Wellington Management has been employed as subadviser to provide portfolio management services to the Portfolio.

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Seligman International Growth Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	3.69%

Gross Annual Portfolio Operating Expenses	4.69%
Fee Waiver/Expense Reimbursement	(2.69%)

Net Annual Portfolio Operating Expenses(1)	2.00%

(1) Through at least April 30, 2010, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses, unless sooner terminated by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, net annual operating expenses will not exceed 2.00%.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$203	$1,172	$2,147	$4,612

Portfolio Managers

The Portfolio is managed by Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, who has served as Portfolio Manager of the Portfolio since 2003. Mr. Offit is also Portfolio Manager of Seligman International Growth Fund and on the portfolio management team for Seligman Global Growth Fund, two series of Seligman Global Fund Series, Inc. He joined Wellington Management as an investment professional in 1997.

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Seligman International Growth Portfolio

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Portfolio since 2006. Mr. Hudson joined Wellington Management Company, LLP as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Portfolio. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In Mr. Offits’s absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “IG Portfolio Team”), other accounts managed by the IG Portfolio Team and the IG Portfolio Team’s ownership of securities of the Portfolio.

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Seligman Investment Grade Fixed Income Portfolio

Investment Objective

The Portfolio’s investment objective is favorable current income.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Generally, the Portfolio invests in fixed-income securities, diversified among a number of market sectors. The Portfolio has a fundamental policy that at least 80% of the Portfolio’s assets will be invested in securities that are rated investment-grade when purchased by the Portfolio. The Portfolio may invest in securities of any duration. Capital appreciation is a secondary consideration in selecting securities for purchase by the Portfolio.

In pursuit of the Portfolio’s objective, the investment manager chooses investments by:

■	Evaluating the Portfolio’s total exposure to sectors, industries and securities relative to the Barclays Capital Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index).

■	Analyzing factors such as credit quality, interest rate outlook and price in seeking to select the most attractive securities within each sector.

■

Targeting an average portfolio duration within one year of the duration of the Index which, as of March 31, 2009 was 3.73 years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. For example, a five-year duration means a bond is expected to decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

In evaluating whether to sell a security, the investment manager considers, among other factors:

■	Identification of more attractive investments based on relative value.

■	The Portfolio’s total exposure to sectors, industries and securities relative to the Index.

■	Whether a security’s rating has changed or is vulnerable to a change.

■	Whether a sector or industry is experiencing change.

■	Changes in the interest rate or economic outlook.

The Portfolio may invest in corporate debt securities (including bonds and debentures convertible into common stock or with rights and warrants), securities issued or guaranteed by the US Treasury, its agencies or instrumentalities, mortgage-backed securities (including collateralized mortgage obligations and mortgage pass-through securities), and high-grade money market instruments. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of a reorganization, recapitalization, or liquidation proceeding of any issuer of securities owned by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), including funding agreements issued by domestic insurance companies, and may invest up to 10% of its total assets in foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities). The Portfolio generally does not invest significantly in illiquid or foreign securities.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator. Accordingly, the Portfolio may invest in futures contracts without the Portfolio registering with the CFTC.

Principal Risks

The value of your investment in the Portfolio will fluctuate with fluctuations in the value of the securities held by the Portfolio. The principal factors that may affect the value of the Portfolio’s securities holdings are changes in interest rates, the creditworthiness of the issuers of securities held by the Portfolio, unanticipated prepayment and the decline of the bond market.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Interest rate risk. Changes in market interest rates will affect the value of securities held by the Portfolio. The Portfolio invests mostly in fixed-income securities. In general, the market value of fixed-income securities moves in the opposite direction of

30

Seligman Investment Grade Fixed Income Portfolio

interest rates: the market value decreases when interest rates rise and increases when interest rates fall. The Portfolio’s net asset value per share generally moves in the same direction as the market value of the securities it holds. Therefore, if interest rates rise, you should expect the Portfolio’s net asset value per share to fall.

Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Portfolio holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of shorter duration.

Credit risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a debt security would be unable to make interest and principal payments. To the extent the Portfolio holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Portfolio is required to invest at least 80% of its assets in securities rated investment-grade on the date of purchase, there is no guarantee that these securities are free from credit risk. Ratings by Moody’s Investors Service and Standard & Poor’s Ratings Services are generally accepted measures of credit risk. However, these ratings are subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer’s circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. High-yield securities are subject to a greater risk of loss of principal and interest than higher-rated, investment-grade fixed-income securities.

Prepayment Risk. Mortgage-backed securities in which the Portfolio invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Portfolio for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore the actual yield to the Portfolio may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

Market Risk. Fixed-income securities, like those in which the Portfolio invests, are traded principally by dealers in the over-the-counter market. The Portfolio’s ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

Derivatives Risk. Investments in derivative instruments, such as futures contracts, can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Other Risks

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Portfolio’s portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment and repatriation restrictions and custody risks.

Zero-Coupon and Pay-In-Kind Risk. “Zero-coupon” and “pay-in-kind” securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of those securities owned by the Portfolio will result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio.

Portfolio Turnover Risk. The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transactions costs which may increase the Portfolio’s expenses and lower yield.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Investment Grade Fixed Income Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 5.68% – quarter ended 9/30/02.

Worst quarter return: -2.80% – quarter ended 6/30/04.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Investment Grade Fixed Income Portfolio	(0.70)%	2.35%	3.68%
Barclays Capital Government/Credit Index*	5.70	4.64	5.64
Barclays Capital Aggregate Bond Index	5.24	4.65	5.63
Lipper Corporate Debt Funds BBB-Rated Average*	(9.44)	1.20	3.76

* The Barclays Capital Government/Credit Index (formerly, Lehman Brothers Government/Credit Index), the Barclays Capital Aggregate Bond Index and the Lipper Corporate Debt Funds BBB-Rated Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Corporate Debt Funds BBB-Rated Average does not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Barclays Capital Government/Credit Index and the Barclays Capital Aggregate Bond Index do not reflect any expenses, fees, sales charges or taxes. The Barclays Capital Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity. The Barclays Capital Aggregate Bond Index is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. This index is frequently used as a general measure of bond market performance. Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Portfolio, the Barclays Capital Government/Credit Index is replaced with the Barclays Capital Aggregate Bond Index, which will be used as the primary benchmark for the Portfolio going forward. Information on both indexes will be included for a transition period. Thereafter, however, only the Barclays Capital Aggregate Bond Index will be included. The Lipper Corporate Debt Funds BBB-Rated Average is an average of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Investors cannot invest directly in an average or an index.

32

Seligman Investment Grade Fixed Income Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.86%

Gross Annual Portfolio Operating Expenses	2.26%
Less: Fee Waiver/Expense Reimbursement	(1.41%)

Net Annual Portfolio Operating Expenses(1)	0.85%

(1) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this arrangement, net Portfolio expenses will not exceed 0.85%.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$87	$571	$1,081	$2,485

Portfolio Managers

The portfolio managers responsible for the day-to-day management of Portfolio are:

Tom Murphy, CFA, Portfolio Manager.

■	Sector Leader of investment grade credit sector team.

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Seligman Investment Grade Fixed Income Portfolio

■	Joined RiverSource Investments in 2002.

■	Managing Director and Portfolio Manager, BlackRock Financial Management, 2002; various positions, Zurich Scudder, 1992 to 2002.

■	Began investment career in 1986.

■	MBA, University of Michigan.

Scott Schroepfer, CFA, Portfolio Manager

■	Sector Manager of the high yield fixed income sector team.

■	Joined RiverSource Investments in 1990.

■	Began investment career in 1986.

■	MBA, University of Minnesota.

Todd White, Portfolio Manager

■	Managed the Portfolio since 2008.

■	Sector Leader of liquid and structured assets sector team.

■	Joined RiverSource Investments in 2008.

■

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

■	Began investment career in 1986.

■	BS, Indiana University.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid and structured assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Portfolio’s portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Portfolio’s overall investment.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers ownership of securities of the Portfolio.

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Seligman Large-Cap Value Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

■	a low price-to-earnings and/or low price-to-book ratio;

■	positive change in senior management;

■	positive corporate restructuring;

■	temporary setback in price due to factors that no longer exist;

■	a positive shift in the company’s business cycle; and/or

■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Fund’s Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate.

35

Seligman Large-Cap Value Portfolio

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Large-Cap Value Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. See the fees and expense table for information on the current reimbursement policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 20.59% – quarter ended 6/30/03.

Worst quarter return: -25.59% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Large-Cap Value Portfolio	(38.03)%	(0.19)%	0.14%
S&P 500 Index*	(36.99)	(2.19)	(1.38)
Russell 1000 Value Index*	(36.85)	(0.79)	1.36
Lipper Large-Cap Value Funds Average*	(37.36)	(1.91)	0.51
Lipper Multi-Cap Value Funds Average*	(38.16)	(2.11)	1.83

* The S&P 500 Index, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell 1000 Value Index and S&P 500 Index do not reflect any expenses, fees, sales charges or taxes. The Lipper Large-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s, U.S. Diversified Equity (USDE) large-cap, floor ($9.1 billion at December 31, 2008). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Multi-Cap Value Funds Average is an average of funds, that by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Large-Cap Value Fund. Investors cannot invest directly in an average or an index.

37

Seligman Large-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	1.21%

Total Annual Portfolio Operating Expenses	2.01%
Fee Waiver/Expense Reimbursement	(0.59)%

Total Annual (net) Portfolio Operating Expenses(1)	1.42%

(1) Through at least April 30, 2010, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses, unless sooner terminated by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Net Annual Portfolio Operating Expenses will not exceed 1.42% for the Portfolio’s Class 1 Shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$145	$573	$1,028	$2,290

Portfolio Managers

The Portfolio is managed by the investment manager’s Value Team, headed by Neil T. Eigen. Mr. Eigen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also a portfolio manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio – Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. He joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

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Mr. Richard S. Rosen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also a portfolio manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio – Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Managers and each Co-Portfolio Manager’s ownership of securities of the Portfolio.

39

Seligman Smaller-Cap Value Portfolio

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

■	a low price-to-earnings and/or low price-to-book ratio;

■	positive change in senior management;

■	positive corporate restructuring;

■	temporary setback in price due to factors that no longer exist;

■	a positive shift in the company’s business cycle; and/or

■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stock of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Fund’s Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

40

Seligman Smaller-Cap Value Portfolio

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management and limited product lines, markets and financial or managerial resources.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest more than 25% of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial percentage of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Seligman Smaller-Cap Value Portfolio

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower. See the fees and expense table for information on the current reimbursement policy.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 34.49% – quarter ended 6/30/99.

Worst quarter return: -21.76% – quarter ended 12/31/08.

Class 1 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Smaller-Cap Value Portfolio	(39.53)%	(2.54)%	9.51%
Russell 2000 Value Index*	(28.92)	0.27	6.10
Lipper Small-Cap Core Funds Average*	(36.21)	(1.52)	4.36
Lipper Small-Cap Value Funds Average*	(33.45)	(0.90)	5.41

* The Russell 2000 Value Index, the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell 2000 Value Index does not reflect any expenses, fees, sales charges or taxes. Each of the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling ($3.8 billion at December 31, 2008). Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an index or an average.

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Seligman Smaller-Cap Value Portfolio

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual Portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.25%

Total Annual Portfolio Operating Expenses	1.25%
Fee Waiver/Expense Reimbursement	(0.03)

Total Annual (net) Portfolio Operating Expenses(1)	1.22%

(1) Effective May 9, 2009, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Total Annual (net) Portfolio Operating Expenses will not exceed 1.22% of the Portfolio’s Class 1 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$124	$394	$683	$1,509

Portfolio Managers

The Portfolio is managed by the investment manager’s Value Team, headed by Neil T. Eigen. Mr. Eigen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also a portfolio manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio – Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997. He joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

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Mr. Richard S. Rosen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also a portfolio manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio – Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager and each Co-Portfolio Manager’s ownership of securities of the Portfolio.

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Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008. Shareholders of Seligman International Growth Portfolio also approved at the November meeting a subadvisory agreement (the “Subadvisory Agreement”) between RiverSource Investments and Wellington Management.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Portfolio of the Fund pays RiverSource Investments a fee for managing its assets (Seligman no longer receives management fees effective November 7, 2008). The management fees paid by the Portfolios (whether an annual rate or based on a breakpoint schedule, as applicable) did not change as result of the Acquisition.

Each Portfolio pays RiverSource Investments a management fee for its services equal to a percentage of the Portfolio’s average daily net assets, as follows:

	Management Fee Rate as a % of Average Daily Net Assets	Management Fee Rate Paid for the Year ended December 31, 2008*
Seligman Capital Portfolio	.40%	.40%
Seligman Cash Management Portfolio	.40%	.40%
Seligman Common Stock Portfolio	.40%	.40%
Seligman Communications and Information Portfolio	.75%	.75%

Seligman Global Technology Portfolio	1.00% on first $2 billion; .95% on next $2 billion; .90% thereafter	1.00%

Seligman International Growth Portfolio	1.00% on first $50 million; .95% on next $1 billion; .90% thereafter	1.00%

Seligman Investment Grade Fixed Income Portfolio	.40%	.40%

Seligman Large-Cap Value Portfolio	.80% on first $500 million; .70% on next $500 million; .60% thereafter	.80%

Seligman Smaller-Cap Value Portfolio	1.00% on first $500 million; .90% on next $500 million; .80% thereafter	1.00%

*	Amounts are prior to any fee waiver/expense reimbursement. Except for any applicable contractual undertakings to waive fees and/or to reimburse expenses, there is no assurance that RiverSource Investments or its affiliates will continue this practice in the future. For the year ended December 31, 2008, certain Portfolios were reimbursed expenses equal to the following percentages of average daily net assets of the Portfolios: Cash Management Portfolio 0.21%; Global Technology Portfolio 1.64%; International Growth Portfolio 2.63%; Investment Grade Fixed Income Portfolio 1.35% and Large-Cap Value Portfolio 0.41%. See the “Fees and Expenses” section for each Portfolio for more information about fee waiver/expense reimbursement arrangements.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement and the Subadvisory Agreement. A discussion regarding the basis for the Board approving these agreements was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

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Subadviser

Wellington Management Company, LLP, a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman International Growth Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Effective November 7, 2008, RiverSource Investments pays Wellington Management a subadvisory fee for the services it provides to Seligman International Growth Portfolio. This fee does not increase the fee payable by Seligman International Growth Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (“Seligman”), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

The Portfolios of Seligman Portfolios, Inc. are part of the RiverSource Family of Funds which also includes funds branded “RiverSource Variable Portfolio,” “RiverSource Partners Variable Portfolio,” “Disciplined Asset Allocation” and “Threadneedle Variable Portfolio”. Each of these funds are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies.

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the applicable Class’s net asset value (“NAV”) next calculated after your request is received in good order by participating insurance companies. If your purchase or sell request is received in good order by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the applicable Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the applicable Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the applicable Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. With respect to those Portfolios that have non-US portfolio securities that may trade on weekends or other days when those Portfolios do not price their shares, the value of such Portfolio’s portfolio securities may change on days when you may not be able to buy or sell that Portfolio’s shares.

The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

Seligman Cash Management Portfolio’s investments are valued at amortized cost, which approximates market value. Although the Portfolio cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

How to Purchase and Sell Shares

Shares of the Fund’s Portfolios are offered only to Accounts of participating insurance companies to fund benefits of the Contracts, except Seligman Communications and Information Portfolio which also offers Class 2 shares to Qualified Plans pursuant to a separate Prospectus. The Accounts may invest in shares of the applicable Portfolios in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of any Portfolio.

An Account may sell all or any portion of the applicable Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of the applicable Portfolio shares is not reasonably

48

practicable or as a result of which it is not reasonably practicable for the applicable Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of a Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of a Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from each Portfolio, other than Seligman Cash Management Portfolio, will be declared and paid annually and will be reinvested to buy additional shares, on the payable date, using the NAV of the ex-dividend date. Dividends from Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional shares, at NAV, of the Portfolio. It is not expected that shares of Seligman Cash Management Portfolio will realize capital gains.

Each Portfolio (except for Seligman Cash Management Portfolio) had net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Portfolios until net capital gains have been realized in excess of a Portfolio’s available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

49

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Fund’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolios.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios . This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated

50

with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. The Portfolios may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

51

Financial Highlights

The tables below are intended to help you understand the financial performance of each Portfolio’s Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the applicable Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with each Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

Seligman Capital Portfolio

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.03	$14.62	$13.78	$12.25	$11.28
Income (loss) from investment operations:
Net investment loss	(0.10)	(0.14)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain on investments	(8.06)	2.55	0.89	1.59	1.02
Total from investment operations	(8.16)	2.41	0.84	1.53	0.97
Net asset value, end of year	$8.87	$17.03	$14.62	$13.78	$12.25
Total Return	(47.92)%	16.48%	6.10%	12.49%	8.60%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,288	$5,394	$5,947	$8,235	$9,821
Ratio of expenses to average net assets	1.32%	1.18%	1.05%	1.03%	0.92%
Ratio of net investment loss to average net assets	(0.71)%	(0.83)%	(0.33)%	(0.50)%	(0.46)%
Portfolio turnover rate	239.61%	196.31%	202.54%	173.99%	213.08%

See footnotes on page 54.

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Seligman Cash Management Portfolio

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.014	0.043	0.041	0.024	0.006
Total from investment operations	0.014	0.043	0.041	0.024	0.006
Less distributions:
Dividends from net investment income	(0.014)	(0.043)	(0.041)	(0.024)	(0.006)
Total distributions	(0.014)	(0.043)	(0.041)	(0.024)	(0.006)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	1.45%	4.38%	4.24%	2.41%	0.62%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,210	$9,906	$12,004	$15,154	$1,828
Ratio of expenses to average net assets	0.61%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.47%	4.30%	4.13%	2.71%	0.56%
Without management fee waiver and/or expense reimbursement:*
Ratio of expenses to average net assets	0.82%	0.83%	0.71%	0.73%	1.14%
Ratio of net investment income to average net assets	1.26%	4.17%	4.12%	2.68%	0.12%

Seligman Common Stock Portfolio
	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$12.19	$12.56	$10.87	$10.84	$9.72
Income (loss) from investment operations:
Net investment income	0.24	0.34	0.14	0.10	0.13
Net realized and unrealized gain (loss) on investments and options written	(5.73)	(0.54)	1.70	0.12	1.10
Total from investment operations	(5.49)	(0.20)	1.84	0.22	1.23
Less distributions:
Dividends from net investment income	(0.47)	(0.17)	(0.15)	(0.19)	(0.11)
Total distributions	(0.47)	(0.17)	(0.15)	(0.19)	(0.11)
Net asset value, end of year	$6.23	$12.19	$12.56	$10.87	$10.84
Total Return	(45.07)%	(1.60)%	16.92%	2.03%	12.65%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,647	$5,699	$7,696	$8,219	$10,792
Ratio of expenses to average net assets	1.26%	1.12%	0.90%	0.86%	0.69%
Ratio of net investment income to average net assets	2.45%	2.64%	1.14%	0.95%	1.30%
Portfolio turnover rate	131.18%	117.36%	95.96%	70.36%	42.68%

See footnotes on page 54.

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Seligman Communications and Information Portfolio

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.66	$17.04	$13.93	$12.92	$11.62
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain on investments, options written and foreign currency transactions	(6.99)	2.73	3.19	1.11	1.32
Total from investment operations	(7.12)	2.62	3.11	1.01	1.30
Net asset value, end of year	$12.54	$19.66	$17.04	$13.93	$12.92
Total Return	(36.22)%	15.37%	22.33%	7.82%	11.19%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,990	$38,407	$41,642	$47,010	$58,646
Ratio of expenses to average net assets	1.15%	1.10%	1.05%	1.10%	1.00%
Ratio of net investment loss to average net assets	(0.78)%	(0.59)%	(0.54)%	(0.77)%	(0.15)%
Portfolio turnover rate	129.42%	199.12%	181.03%	133.04%	127.69%

Seligman Global Technology Portfolio
	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$18.46	$15.99	$13.56	$12.54	$12.06
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.25)	(0.20)	(0.19)	(0.13)
Net realized and unrealized gain on investments, options written and foreign currency transactions	(7.22)	2.72	2.63	1.21	0.61
Total from investment operations	(7.43)	2.47	2.43	1.02	0.48
Net asset value, end of year	$11.03	$18.46	$15.99	$13.56	$12.54
Total Return	(40.25)%	15.45%	17.92%	8.13%	3.98%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,754	$5,644	$6,466	$6,641	$8,446
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets	(1.38)%	(1.44)%	(1.37)%	(1.53)%	(1.10)%
Portfolio turnover rate	160.53%	197.73%	204.73%	155.29%	146.96%
Without expense reimbursement:* Ratio of expenses to average net assets	3.54%	3.04%	2.57%	2.49%	2.39%
Ratio of net investment loss to average net assets	(3.02)%	(2.58)%	(2.04)%	(2.12)%	(1.59)%

See footnotes on page 54.

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Seligman International Growth Portfolio

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.64	$14.38	$11.66	$11.10	$8.97
Income (loss) from investment operations:
Net investment loss	(0.03)	(0.02)	(0.07)	(0.03)	(0.04)
Net realized and unrealized gain on investments and foreign currency transactions	(10.10)	3.28	2.79	0.59	2.21
Total from investment operations	(10.13)	3.26	2.72	0.56	2.17
Less distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.04)
Net asset value, end of year	$7.51	$17.64	$14.38	$11.66	$11.10
Total Return	(57.43)%	22.67%	23.33%	5.04%	24.19%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,573	$4,553	$4,367	$3,783	$3,749
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment loss to average net assets	(0.22)%	(0.15)%	(0.54)%	(0.24)%	(0.40)%
Portfolio turnover rate	364.63%	234.50%	166.33%	189.00%	213.83%
Without expense reimbursement:* Ratio of expenses to average net assets	4.63%	4.02%	3.94%	5.05%	4.08%
Ratio of net investment loss to average net assets	(2.85)%	(2.17)%	(2.48)%	(3.29)%	(2.48)%

Seligman Investment Grade Fixed Income Portfolio
	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$8.57	$8.57	$8.80	$9.27	$10.85
Income (loss) from investment operations:
Net investment income	0.34	0.39	0.41	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.40)	0.08	(0.09)	(0.26)	(0.07)
Total from investment operations	(0.06)	0.47	0.32	0.08	0.27
Less distributions:
Dividends from net investment income	(0.42)	(0.47)	(0.55)	(0.55)	(0.91)
Distributions from net realized capital gain	—	—	—	—	(0.94)
Total distributions	(0.42)	(0.47)	(0.55)	(0.55)	(1.85)
Net asset value, end of year	$8.09	$8.57	$8.57	$8.80	$9.27
Total Return	(0.70)%	5.59%	3.61%	0.95%	2.41%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,812	$1,943	$2,144	$2,758	$3,561
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	3.97%	4.49%	4.59%	3.67%	3.13%
Portfolio turnover rate	231.67%	280.64%	768.29%	596.99%	184.46%
Without expense reimbursement:* Ratio of expenses to average net assets	2.20%	2.48%	2.38%	1.70%	1.11%
Ratio of net investment income to average net assets	2.62%	2.86%	3.06%	2.82%	2.87%

See footnotes on page 54.

55

Seligman Large-Cap Value Portfolio

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$14.29	$13.15	$11.67	$10.65	$9.27
Income (loss) from investment operations:
Net investment income	0.11	0.07	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	(5.55)	1.17	1.50	1.06	1.41
Total from investment operations	(5.44)	1.24	1.58	1.13	1.50
Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)
Total distributions	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)
Net asset value, end of year	$8.75	$14.29	$13.15	$11.67	$10.65
Total Return	(38.03)%	9.43%	13.57%	10.63%	16.25%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,920	$3,857	$4,596	$5,190	$5,342
Ratio of expenses to average net assets	1.54%	1.42%	1.32%	1.34%	1.26%
Ratio of net investment income to average net assets	0.87%	0.51%	0.67%	0.65%	0.89%
Portfolio turnover rate	18.10%	10.83%	14.17%	27.35%	15.09%
Without expense reimbursement:* Ratio of expenses to average net assets	1.95%
Ratio of net investment income to average net assets	0.46%

Seligman Smaller-Cap Value Portfolio
	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.21	$18.51	$16.67	$19.40	$16.20
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.12)	(0.07)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.83)	0.90	3.66	(0.71)	3.15
Total from investment operations	(6.92)	0.79	3.54	(0.78)	3.23
Less distributions:
Distributions from net investment income	—	—	—	(0.11)	—
Distributions from net realized capital gain	(5.50)	(2.09)	(1.70)	(1.84)	(0.03)
Total distributions	(5.50)	(2.09)	(1.70)	(1.95)	(0.03)
Net asset value, end of year	$4.79	$17.21	$18.51	$16.67	$19.40
Total Return	(39.53)%	4.14%	21.25%	(3.98)%	19.95%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$63,916	$147,775	$187,833	$199,357	$268,410
Ratio of expenses to average net assets	1.22%	1.14%	1.13%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.58)%	(0.66)%	(0.37)%	0.47%
Portfolio turnover rate	14.03%	26.86%	31.98%	23.01%	45.24%

*	Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), either voluntarily and/or contractually reimbursed expenses and/or waived management fees for certain years presented.

56

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-7844 in the US or collect 212-850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

RIVERSOURCE FUND DISTRIBUTORS, INC.

an affiliate of

RIVERSOURCE INVESTMENTS, LLC

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

SEC File Number: 811-5221

SL-9918-99 (5/09)

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Capital Portfolio

Class 2 Shares

Seeking Capital Appreciation by Investing in Mid-Capitalization Growth Stocks

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

SPCA1 5/2009 C2

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Capital Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Medium-Sized Companies: Companies with market capitalizations between $1 billion and $15 billion at the time of purchase by the Portfolio.

Generally, the Portfolio invests primarily in the common stock of medium-sized US companies. The investment manager chooses common stocks for the Portfolio through fundamental analysis, considering both quantitative and qualitative factors. In selecting individual securities for investment, the investment manager looks to identify medium-sized companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	Strong or improving company fundamentals;
■	Strong management;
■	Market earnings expectations are at or below the investment manager’s estimates;
■	Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings);
■	Low valuations relative to projected earnings growth rates (i.e., low price/earnings ratio); and/or
■	Potential for above-average growth.

The Portfolio will generally sell a stock when the investment manager believes that the company fundamentals have deteriorated, the company’s catalyst for growth is already reflected in the stock’s price (i.e., the stock is fully valued) or the investment manager’s price target has been met.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer capital appreciation opportunities.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in securities issued by companies incorporated outside the US (“foreign companies”), except that companies that either (i) have their principal place of business in the US, (ii) derive 50% or more of their revenue from US sources or (iii) have the securities to be purchased by the Portfolio traded on a US securities exchange (including depositary receipts), will not be considered foreign companies. The Portfolio generally does not invest a significant amount, if any, in illiquid securities. The Portfolio may borrow money from time to time to purchase securities.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without

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shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Fund’s Board of Directors may change the parameters by which “medium-sized companies” is defined if it concludes that such a change is appropriate.

There is no guarantee that the Portfolio will achieve its investment objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Medium-sized companies, like those in which the Portfolio invests, may be newer or less established than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of stocks of medium-sized companies may be more abrupt or erratic than those of larger, more established companies or the stock market in general. Historically, medium-sized companies have sometimes gone through extended periods where they did not perform as well as larger companies. In addition, stocks of medium-sized companies generally are less liquid than those of larger companies. This means that the Portfolio could have greater difficulty selling such securities at the time and price that the Portfolio would like.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. The Portfolio may, however, invest a substantial portion of its assets in certain industries or economic sectors which the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected.

Foreign securities, illiquid securities or derivatives (including rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

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An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager), and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed certain expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 2 Annual Total Returns – Calendar Years

Best quarter return: 27.29% – quarter ended 12/31/01.

Worst quarter return: -30.59% – quarter ended 9/30/01.

Class 2 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 8/30/00
Seligman Capital Portfolio	(48.09)%	(4.95)%	(8.90)%
Russell Midcap Growth Index	(44.32)	(2.33)	(6.93)
Lipper Mid-Cap Growth Funds Average	(44.49)	(2.63)	(6.40	)(1)
Lipper Mid-Cap Funds Average	(41.03)	(2.09)	(3.47	)(1)

The Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Average and the Lipper Mid-Cap Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Mid-Cap Growth Funds Average and the Lipper Mid-Cap Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell Midcap Growth Index does not reflect any expenses, fees, sales charges or taxes. The Lipper Mid-Cap Funds Average is an average of funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalizations less than $5 billion at the time of purchase. The Lipper Mid-Cap Growth Funds Average is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) large-cap floor ($9.1 billion as of December 31, 2008). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index. As of the date of this Prospectus, Lipper classifies the Portfolio as a Mid-Cap Growth Fund. Investors cannot invest directly in an average or an index.

(1)	From August 31, 2000.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.66%
Total Annual Portfolio Operating Expenses	1.31%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$133	$415	$718	$1,579

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays a management fee for its services. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 0.40% of the average daily net assets of the Portfolio.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008

Portfolio Management

The Portfolio is managed by the investment manager’s Growth Team, which is headed by Erik J. Voss. Mr. Voss has been Portfolio Manager of the Portfolio since October 2006, when he joined Seligman, the Fund’s predecessor investment manager. Mr. Voss joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman. In addition to his responsibilities in

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respect of the Portfolio, Mr. Voss is Portfolio Manager of Seligman Capital Fund, Inc., Seligman Growth Fund, Inc., RiverSource Growth Fund, RiverSource Variable Portfolio-Growth, and one other registered investment company. Prior to joining Seligman, Mr. Voss was a portfolio manager at Wells Capital Management Incorporated from January 2005 through March 2006, and prior thereto, Strong Capital Management, Inc. from October 2000 through January 2005.

The Fund’s Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to RiverSource Fund Distributors, Inc. (the “distributor”), the principal underwriter of the Portfolio’s shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the

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Portfolio’s assets on an ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has net capital loss carryforwards that are available for offset against future net capital gains, all of which expires in 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

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Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may

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rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 2 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and December 31, 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP, serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$16.74	$14.40	$13.61	$12.13	$11.20
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.18)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.92)	2.52	0.87	1.57	1.01
Total from investment operations	(8.05)	2.34	0.79	1.48	0.93
Net asset value, end of year	$8.69	$16.74	$14.40	$13.61	$12.13
Total Return	(48.09)%	16.25%	5.80%	12.20%	8.30%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,491	$5,454	$4,981	$5,125	$5,385
Ratio of expenses to average net assets	1.57%	1.43%	1.30%	1.28%	1.17%
Ratio of net investment loss to average net assets	(0.96)%	(1.08)%	(0.58)%	(0.75)%	(0.71)%
Portfolio turnover rate	239.61%	196.31%	202.54%	173.99%	213.08%

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Communications and Information Portfolio

Class 1 Shares

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information and Related Industries

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

SPCI1 5/2009 C1

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of the Portfolio, Seligman Capital Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

■	Robust growth prospects

■	High profit margins or return on capital

■	Attractive valuation relative to expected earnings or cash flow

■	Quality management

■	Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that

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the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph above under this section, “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio’s net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 45.09% – quarter ended 12/31/99.

Worst quarter return: -30.44% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Communications and Information Portfolio	(36.22)%	1.54%	2.21%
S&P 500 Index	(36.99)	(2.19)	(1.38)
S&P North American Technology Sector Index	(43.33)	(5.38)	(5.21)
Lipper Science & Technology Funds Average	(43.77)	(5.42)	(3.60)

The Standard & Poor’s (“S&P”) 500 Composite Stock Index (“S&P 500 Index”), the Lipper Science & Technology Funds Average and the S&P North American Technology Sector Index (“NATS Index”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Science & Technology Funds Average does not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the S&P 500 Index and NATS Index do not reflect any expenses, fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The NATS Index is a modified capitalization-weighted index based on a universe of technology-related stocks. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.36%
Total Annual Portfolio Operating Expenses	1.11%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$113	$353	$612	$1,352

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008

Portfolio Management

The Portfolio is managed by the investment manager’s Technology Group, headed by Paul H. Wick.

Mr. Wick has been Portfolio Manager of the Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund, Inc. since December 1989 and Portfolio Manager of RiverSource

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Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick joined Seligman (the Fund’s predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah is Co-Portfolio Manager of the Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Co-Portfolio Manager of RiverSource Global Technology Fund since November 2008. Ms. Shah provides investment management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Ms. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008.

Ajay Diwan is Co-Portfolio Manager of the Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Co-Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services and electronic payment processing industries. Mr. Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008.

Richard M. Parower joined Seligman in April 2000 and RiverSource Investments in November 2008. Mr. Parower is a Portfolio Manager of Seligman Global Technology Portfolio, Seligman Global Fund Series’ Seligman Global Technology Fund and RiverSource Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Sangeeth Peruri joined Seligman in December 2000 and RiverSource Investments in November 2008. Mr. Peruri provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Peruri provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semi conductor sector.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “C&I Portfolio Team”), other accounts managed by the C&I Portfolio Team and the C&I Portfolio Team’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a

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fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.

The Portfolio has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual

9

funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances

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of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory pro ceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s sJhareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

11

Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.66	$17.04	$13.93	$12.92	$11.62
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.11)	(0.08)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(6.99)	2.73	3.19	1.11	1.32
Total from investment operations	(7.12)	2.62	3.11	1.01	1.30
Net asset value, end of year	$12.54	$19.66	$17.04	$13.93	$12.92
Total Return	(36.22)%	15.37%	22.33%	7.82%	11.19%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,990	$38,407	$41,642	$47,010	$58,646
Ratio of expenses to average net assets	1.15%	1.10%	1.05%	1.10%	1.00%
Ratio of net investment loss to average net assets	(0.78)%	(0.59)%	(0.54)%	(0.77)%	(0.15)%
Portfolio turnover rate	129.42%	199.12%	181.03%	133.04%	127.69%

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus in intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information , can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Communications and Information Portfolio

Class 2 Shares

Seeking Capital Gain by Investing in Companies Operating in the Communications, Information and Related Industries

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■     May Lose Value    ■    No Bank Guarantee

SPCI1 5/2009 C2

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Communications and Information Portfolio (the “Portfolio”).

The Portfolio is offering shares to: (1) separate accounts (“Accounts”) established by participating insurance companies to fund the benefits of their variable annuity and variable life insurance contracts (“Contracts”) and (2) with respect to Class 2 shares of the Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 (“Qualified Plans” or “Plans”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying this Prospectus. Qualified Plans may invest in Class 2 shares of the Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners and Qualified Plans.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of the Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is capital gain.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

The Portfolio may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Portfolio may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

■	Robust growth prospects
■	High profit margins or return on capital
■	Attractive valuation relative to expected earnings or cash flow
■	Quality management
■	Unique competitive advantages

The Portfolio generally sells a stock if the investment manager believes its target price is reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Portfolio primarily invests in common stocks. However, the Portfolio may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain. The Portfolio may purchase American Depositary Receipts (“ADRs”), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

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The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, participating Plans will be asked to give voting instructions in accordance with their voting policies and Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph above under this section, “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The Portfolio concentrates its investments in companies in the communications, information and related industries. Therefore, the Portfolio may be susceptible to factors affecting these industries and the Portfolio’s net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Illiquid securities, foreign securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade stocks in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Due to differences of tax treatment and other considerations, the interests of Qualified Plans and various Contract owners participating in the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to

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identify any material conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Class 2 Annual Total Returns – Calendar Years

Best quarter return: 34.18% – quarter ended 12/31/01.

Worst quarter return: -30.52% – quarter ended 9/30/01.

Class 2 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 5/1/00
Seligman Communications and Information Portfolio	(36.38)%	1.27%	(6.24)%
S&P 500 Index	(36.99)	(2.19)	(3.77)
S&P North American Technology Sector Index	(43.33)	(5.38)	(13.18	)(1)
Lipper Science & Technology Funds Average	(43.77)	(5.42)	(14.23	)(1)

The Standard & Poor’s (“S&P”) 500 Composite Stock Index (“S&P 500 Index”), the Lipper Science & Technology Funds Average and the S&P North American Technology Sector Index (“NATS Index”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Science & Technology Funds Average does not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the S&P 500 Index and NATS Index do not reflect any expenses, fees, sales charges or taxes. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. The NATS Index is a modified capitalization-weighted index based on a universe of technology-related stocks. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest at least 65% of their equity portfolios in science and technology stocks. Investors cannot invest directly in an average or an index.

(1)	From April 30, 2000.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If any such fees or charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.36%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners or any fees or charges imposed in respect of Qualified Plans. If any such fees or charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$138	$431	$745	$1,635

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 0.75% of the average daily net assets of the Portfolio.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008

Portfolio Management

The Portfolio is managed by the investment manager’s Technology Group, headed by Paul H. Wick.

Mr. Wick is Portfolio Manager of the Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund, Inc.

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since December 1989 and Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick joined Seligman (the Fund’s predecessor investment manager) in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah is Co-Portfolio Manager of the Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Co-Portfolio Manager of RiverSource Global Technology Fund since November 2008. Ms. Shah provides investment management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Wick in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors. Ms. Shah joined Seligman in November 2000 and RiverSource Investments in November 2008.

Ajay Diwan is Co-Portfolio Manager of the Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and Co-Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services and electronic payment processing industries. Mr. Diwan joined Seligman in February 2001 and RiverSource Investments in November 2008.

Richard M. Parower joined Seligman in April 2000 and RiverSource Investments in November 2008. Mr. Parower is a Portfolio Manager of Seligman Global Technology Portfolio, Seligman Global Fund Series’, Seligman Global Technology Fund and RiverSource Global Technology Fund. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Parower provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the application software, information technology services and international sectors.

Sangeeth Peruri joined Seligman in December 2000 and RiverSource Investments in November 2008. Mr. Peruri provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Peruri provides assistance to Mr. Wick in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor sector.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “C&I Portfolio Team”), other accounts managed by the C&I Portfolio Team and the C&I Portfolio Team’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies or by a Qualified Plan. If your purchase or sell request is received by participating insurance companies or by other designated agents of the Fund by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies or by a Qualified Plan after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering shares to: (1) Accounts established by participating insurance companies to fund the benefits of the Contracts and (2) with respect to Class 2 shares of the Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies. Qualified Plans may invest in Class 2 shares of the Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account or Qualified Plan may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value in accordance with procedures approved by the Fund’s Board of Directors. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities to cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

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Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to RiverSource Fund Distributors, Inc. (the “distributor”) the principal underwriter of the Portfolio’s shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Additionally, the distributor may also use this fee to make payments to administrators or their affiliates for services provided to participating Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies. Plans should consult their own tax advisors for information regarding the tax consequences of an investment in the Portfolio.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

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Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract

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from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 2 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$19.27	$16.74	$13.72	$12.76	$11.51
Income (loss) from investment operations:
Net investment loss	(0.17)	(0.15)	(0.12)	(0.13)	(0.05)
Net realized and unrealized gain (loss) on investments, options written and on foreign currency transactions	(6.84)	2.68	3.14	1.09	1.30
Total from investment operations	(7.01)	2.53	3.02	0.96	1.25
Net asset value, end of year	$12.26	$19.27	$16.74	$13.72	$12.76
Total Return	(36.38)%	15.11%	22.01%	7.52%	10.86%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,085	$18,595	$15,808	$11,733	$12,243
Ratio of expenses to average net assets	1.40%	1.35%	1.30%	1.35%	1.25%
Ratio of net investment loss to average net assets	(1.03)%	(0.84)%	(0.79)%	(1.02)%	(0.40)%
Portfolio turnover rate	129.42%	199.12%	181.03%	133.04%	127.69%

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products, as well as qualified pension and retirement plans.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Global Technology Portfolio

Class 1 Shares

Investing Around the World for Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured  ■  May Lose Value  ■  No Bank Guarantee

SPGT1 5/2009 C1

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of the Portfolio, Seligman Capital Portfolio, Seligman Communications and Information Portfolio, and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

Under normal market conditions, the Portfolio generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities principally traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Portfolio considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for small to medium-size companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

■	Robust growth prospects
■	High profit margins
■	Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
■	Quality management and equity ownership by executives
■	Unique competitive advantages (e.g., market share, proprietary products)
■	Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of

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adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph above under this section, “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Foreign securities, illiquid securities and derivatives (including options and futures contracts) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio’s net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of one of the Portfolio’s investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other

2

things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to four measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), and/or former subadvisers, at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 56.86% – quarter ended 12/31/99.

Worst quarter return: -32.05% – quarter ended 9/30/01.

Class 1 Average Annual Total Returns – Years Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Global Technology Portfolio	(40.25)%	(1.77)%	1.02%
MSCI World IT Index	(43.70)	(5.18)	(5.38)
MSCI World Index	(40.33)	0.00	(0.19)
Lipper Global Funds Average	(41.06)	(0.49)	0.88
Lipper Global Science & Technology Funds Average	(47.80)	(5.85)	(3.56)

The Lipper Global Funds Average, the Lipper Global Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) and the Morgan Stanley Capital International World Index (“MSCI World Index”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Global Funds Average and the Lipper Global Science & Technology Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the MSCI World Index and the MSCI World IT Index do not reflect any expenses, fees, sales charges or taxes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure global developed equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Global Funds Average is an average of funds that invest at least 25% of their assets in equity securities traded outside the US and that may own US securities as well. The Lipper Global Science & Technology Funds Average measures the performance of funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. As of the date of this Prospectus, Lipper classifies the Portfolio as a Global Science & Technology Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000, Seligman (the predecessor investment manager) employed a subadviser that was responsible for providing certain portfolio management services with regard to the Portfolio’s investments. Thereafter, Seligman provided and RiverSource Investments currently provides, portfolio management services for the Portfolio.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	2.16%
Gross Annual Portfolio Operating Expenses	3.16%
Less: Fee Waiver/Expense Reimbursement	(1.26%	)
Net Annual Portfolio Operating Expenses(1)	1.90%

(1)

RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this arrangement, net Portfolio expenses will not exceed 1.90% for the Portfolio’s Class 1 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$193	$857	$1,545	$3,379

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets as follows: 1.00% on first $2 billion; 0.95% on next $2 billion; and 0.90% thereafter. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 1.00% of its average daily net assets. For the year ended December

5

31, 2008, Seligman (the Fund’s predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition) reimbursed expenses of the Portfolio equal to an annual rate of 1.64% of its average daily net assets.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

The Portfolio is managed by the investment manager’s Technology Group. Richard M. Parower, who joined Seligman in April 2000 and RiverSource Investments in November 2008, is the Portfolio Manager of the Portfolio. Mr. Parower is also Portfolio Manager of Seligman Global Fund Series’, Seligman Global Technology Fund and RiverSource Global Technology Fund since November 2008. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies.

Paul H. Wick has been Portfolio Manager of Seligman Communication and Information Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund since December 1989 and RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah, who joined Seligman in November 2000 and RiverSource Investments in November 2008, is Co-Portfolio Manager of Seligman Communications and Information Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund since November 2008. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Ajay Diwan, who joined Seligman in February 2001 and RiverSource Investments in November 2008, is Co-Portfolio Manager of Seligman Communications and Information Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, Mr. Lu was an Associate Director for UBS from July 2002 to April 2005, covering the US electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the US electronic manufacturing services and electronic components sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “GT Portfolio Team”), other accounts managed by the GT Portfolio Team and the GT Portfolio Team’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

7

Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of

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those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date.

The Portfolio has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain

9

employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from an unaffiliated fund or allocation from affiliates resources varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of

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RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$18.46	$15.99	$13.56	$12.54	$12.06
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.25)	(0.20)	(0.19)	(0.13)
Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(7.22)	2.72	2.63	1.21	0.61
Total from investment operations	(7.43)	2.47	2.43	1.02	0.48
Net asset value, end of year	$11.03	$18.46	$15.99	$13.56	$12.54
Total Return	(40.25)%	15.45%	17.92%	8.13%	3.98%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,754	$5,644	$6,466	$6,641	$8,446
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets	(1.38)%	(1.44)%	(1.37)%	(1.53)%	(1.10)%
Portfolio turnover rate	160.53%	197.73%	204.73%	155.29%	146.96%
Without expense reimbursement:*
Ratio of expenses to average net assets	3.54%	3.04%	2.57%	2.49%	2.39%
Ratio of net investment loss to average net assets	(3.02)%	(2.58)%	(2.04)%	(2.12)%	(1.59)%

*	Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses for the years presented.

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Global Technology Portfolio

Class 2 Shares

Investing Around the World for Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■     May Lose Value    ■    No Bank Guarantee

SPGT1 5/2009 C2

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Global Technology Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of the Portfolio, Seligman Communications and Information Portfolio, and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and biotechnology.

The Portfolio generally invests at least 80% of its net assets in equity securities of US and non-US companies with business operations in technology and technology-related industries.

Under normal market conditions, the Portfolio generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities principally traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Portfolio considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Portfolio may invest in companies domiciled in any country. The Portfolio generally invests in several countries in different geographic regions.

The Portfolio may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Portfolio. However, rapidly changing technologies and expansion of technology and technology- related industries often provide a favorable environment for small to medium-sized companies, and the Portfolio may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, no matter what their country of origin. The Portfolio combines in-depth research into individual companies with macro analysis. The investment manager looks for attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies it believes display one or more of the following:

■	Robust growth prospects
■	High profit margins
■	Attractive valuation relative to earnings forecasts or other valuation criteria (e.g., return on equity)
■	Quality management and equity ownership by executives
■	Unique competitive advantages (e.g., market share, proprietary products)
■	Potential for improvement in overall operations

The Portfolio generally sells a stock if its target price is reached, its earnings are disappointing, its revenue growth slows, or its underlying fundamentals deteriorate.

The Portfolio may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Although the Portfolio normally invests in equity securities, the Portfolio may invest up to 20% of its assets in preferred stock and investment grade or comparable quality debt securities. The Portfolio may also invest in depositary receipts, which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Portfolio may invest up to 15% of its assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency

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exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph above under this section, “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Foreign securities, illiquid securities and derivatives (including options and futures contracts) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading and changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

Stocks of companies in the technology sector, like those in which the Portfolio may invest, periodically experience periods of volatile performance. During periods of volatility, the value of technology stocks may decline.

The Portfolio may be susceptible to factors affecting technology and technology-related industries and the Portfolio’s net asset value may fluctuate more than a portfolio that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets, and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Portfolio seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Portfolio’s entire investment portfolio. However, a decline in the value of one of the Portfolio’s investments may offset potential gains from other investments.

The Portfolio may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary

2

redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

The Portfolio may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Portfolio’s expenses.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

3

Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares has varied from year to year, as well as how its performance compares to four measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 2 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 2 Annual Total Returns – Calendar Years

Best quarter return: 30.68% – quarter ended 12/31/01.

Worst quarter return: -32.03% – quarter ended 9/30/01.

Class 2 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 5/1/00
Seligman Global Technology Portfolio	(40.38)%	(1.94)%	(8.98)%
MSCI World IT Index	(43.70)	(5.18)	(13.49	)(1)
MSCI World Index	(40.33)	0.00	(2.43	)(1)
Lipper Global Funds Average	(41.06)	(0.49)	(2.33	)(1)
Lipper Global Science & Technology Funds Average	(47.80)	(5.85)	(12.42	)(1)

The Lipper Global Funds Average, the Lipper Global Science & Technology Funds Average, the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) and the Morgan Stanley Capital International World Index (“MSCI World Index”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Global Funds Average and the Lipper Global Science & Technology Funds Average do not reflect sales-related fees (but includes operating expenses), sales charges or taxes, and the MSCI World Index and the MSCI World IT Index do not reflect expenses, fees, sales charges or taxes. The MSCI World Index is a free float adjusted market capitalization-weighted index that is designed to measure global developed equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Global Funds Average is an average of funds that invest at least 25% of their assets in equity securities traded outside the US and that may own US securities as well. The Lipper Global Science & Technology Funds Average measures the performance of funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. As of the date of this Prospectus, Lipper classifies the Portfolio as a Global Service & Technology Fund. Investors cannot invest directly in an average or an index.

Prior to March 31, 2000 Seligman (the predecessor investment manager) employed a subadvisor that was responsible for providing certain portfolio management services with regard to the Portfolio’s investments. Thereafter, Seligman provided and RiverSource Investments currently provides, portfolio management services for the Portfolio.

(1)	From April 30, 2000.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales management fee waiver/charges had been included, the expenses set forth below would management fee waiver/ have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.16%
Gross Annual Portfolio Operating Expenses	3.41%
Less: Fee Waiver/Expense Reimbursement	(1.26%	)
Net Annual Portfolio Operating Expenses(1)	2.15%

(1)

RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued by the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this arrangement, net Portfolio expenses will not exceed 2.15% for the Portfolio’s Class 2 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross annual operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$218	$931	$1,666	$3,610

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets as follows: 1.00% on first $2 billion; 0.95% on next $2 billion; and 0.90% thereafter. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 1.00% of its average daily net assets. For the year ended December

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31, 2008, Seligman (the Fund’s predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), reimbursed expenses of the Portfolio equal to an annual rate of 1.64% of its average daily net assets.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

The Portfolio is managed by the investment manager’s Technology Group. Richard M. Parower, who joined Seligman in April 2000 and RiverSource Investments in November 2008, is Portfolio Manager of the Portfolio. Mr. Parower is also Portfolio Manager of Seligman Global Fund Series’ Seligman Global Technology Fund and RiverSource Global Technology Fund since November 2008. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies.

Paul H. Wick has been Portfolio Manager of Seligman Communication and Information Portfolio since its inception. Mr. Wick has also been Portfolio Manager of Seligman Communications and Information Fund since December 1989 and RiverSource Global Technology Fund since November 2008. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Wick provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick joined RiverSource Investments in November 2008.

Reema D. Shah, who joined Seligman in November 2000 and RiverSource Investments in November 2008, is Co- Portfolio Manager of Seligman Communications and Information Portfolio. Ms. Shah is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund since November 2008. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar strategies as the Portfolio and those using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Portfolio through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Ajay Diwan, who joined Seligman in February 2001 and RiverSource Investments in November 2008, is Co-Portfolio Manager of Seligman Communications and Information Portfolio. Mr. Diwan is also Co-Portfolio Manager of Seligman Communications and Information Fund, Inc. and a Portfolio Manager of RiverSource Global Technology Fund since November 2008. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Portfolio and those using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Benjamin Lu joined Seligman in April 2005 and RiverSource Investments in November 2008. Previously, Mr. Lu was an Associate Director for UBS from July 2002 to April 2005, covering the US electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing the Portfolio through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the US electronic manufacturing services and electronic components sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “GT Portfolio Team”), other accounts managed by the GT Portfolio Team and the GT Portfolio Team’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

7

Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

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Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to RiverSource Fund Distributors, Inc. (the “distributor”), the principal underwriter of the Portfolio’s shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

The Portfolio has net capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to share- holders until net capital gains have been realized in excess of the available capital loss carryforwards.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer

9

agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even

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if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 2 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvest all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$18.25	$15.83	$13.45	$12.46	$12.00
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.28)	(0.22)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments, options written and foreign currency transactions	(7.13)	2.70	2.60	1.20	0.61
Total from investment operations	(7.37)	2.42	2.38	0.99	0.46
Net asset value, end of year	$10.88	$18.25	$15.83	$13.45	$12.46
Total Return	(40.38)%	15.29%	17.69%	7.95%	3.83%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,159	$2,899	$2,245	$1,888	$2,210
Ratio of expenses to average net assets	2.07%	2.05%	2.05%	2.05%	2.05%
Ratio of net investment loss to average net assets	(1.55)%	(1.59)%	(1.52)%	(1.68)%	(1.25)%
Portfolio turnover rate	160.53%	197.73%	204.73%	155.29%	146.96%
Without expense reimbursement:*
Ratio of expenses to average net assets	3.71%	3.19%	2.72%	2.64%	2.54%
Ratio of net investment loss to average net assets	(3.19)%	(2.73)%	(2.19)%	(2.27)%	(1.74)%

*	Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses for the years presented.

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Large-Cap Value Portfolio

Class 2 Shares

A Value Approach to Seeking Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■     May Lose Value    ■    No Bank Guarantee

SPLCV2 5/2009 C2

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Large-Cap Value Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to pursue its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with large market capitalization ($4 billion or more) at the time of purchase by the Portfolio.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

Although the Portfolio invests primarily in common stocks of domestic issuers, it may also invest in other equity-related securities of domestic issuers, including preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices

1

but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which large market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

The stocks of large companies periodically experience periods of volatility. During these volatile periods, the value of large company stocks has periodically declined. To the extent large company stocks were to experience similar declines in the future, the Portfolio’s performance would be adversely impacted.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities and derivatives (including options, rights, futures options and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions , expropriation, investment and repatriation restrictions, and settlement and custody risks. Investments in illiquid securities involve the risk that the securities cannot be sold in a timely fashion, at a reasonable price, or at all. Thus, the Portfolio may be unable to sell the securities at a time when doing so may be advantageous, or may be unable to do so without incurring a loss. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency

2

values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

Class 2 shares of the Portfolio are new and, as such, Class 2 shares do not have any past performance. The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) has varied from year to year, as well as how its performance compares to four measures of performance. (Class 2 shares would have substantially similar annual returns as Class 1 shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees). Past performance, however, is not necessarily an indication of future performance.

Total returns will vary between Class 1 shares and Class 2 shares due to the shareholder servicing and distribution (12b-1) fees applicable to Class 2 shares. Class 1 annual total returns presented in the bar chart and average annual total returns presented in the table do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these fees and charges were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 20.59% – quarter ended 6/30/03.

Worst quarter return: -25.59% – quarter ended 9/30/02.

Class 1 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Large-Cap Value Portfolio, Class 1	(38.03)%	(0.19)%	0.14%
S&P 500 Index	(36.99)	(2.19)	(1.38)
Russell 1000 Value Index(1)	(36.85)	(0.79)	1.36
Lipper Large-Cap Value Funds Average(1)	(37.36)	(1.91)	0.51
Lipper Multi-Cap Value Funds Average(1)	(38.16)	(2.11)	1.83

(1)

The S&P 500 Index, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average are unmanaged benchmarks that assume the reinvestment of distributions, if any. The Lipper Large-Cap Value Funds Average and the Lipper Multi-Cap Value Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell 1000 Value Index and S&P 500 Index do not reflect any expenses, fees, sales charges or taxes. The Lipper Large-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) large-cap floor ($9.1 billion at December 31, 2008). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Multi-Cap Value Funds Average is an average of funds, that by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. As of the date of this Prospectus, Lipper classifies the Portfolio as a Large-Cap Value Fund. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.21%
Total Annual Operating Expenses	2.26%
Less Fee Waiver/Expense Reimbursement	(0.59)%
Total Annual (net) Operating Expenses(1)	1.67%

(1)    “Other Expenses” have been estimated by RiverSource Investments because Class 2 shares were first offered in October 2008, and as of April 15, 2009 no Class 2 shares have been issued. The estimate is based on the average net assets in Class 1 shares (which are not offered in this prospectus) for the year ended December 31, 2008. RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Total Annual (net) Portfolio Operating Expenses will not exceed 1.67%. The annual Portfolio operating expenses in the fee and expense table are based on expenses incurred during the Portfolio’s Class 1 shares’ most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. Unlike Class 2 shares, Class 1 Shares do not assess a 12b-1 fee. The expense ratios have not been adjusted to reflect the Portfolio’s Class 1 shares’ assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s Class 1 shares’ assets are lower than the Portfolio’s Class 1 shares’ average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s Class 1 shares’ annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses are (i) the Portfolio’s net operating expenses shown above through April 30, 2010 (which reflect the contractual fee waiver/expense reimbursement described above) and (ii) after April 30, 2010, the Portfolio’s gross operating expenses shown above. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$170	$615	$1,123	$2,521

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Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays Seligman a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets, as follows: 0.80% on first $500 million; 0.70% on next $500 million; and 0.60% thereafter. For the year ended December 31, 2007, the Portfolio paid a management fee equal to an annual rate of 0.80% of its average daily net assets.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

The Portfolio is managed by the investment manager’s Value Team, headed by Neil T. Eigen. Mr. Eigen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Richard S. Rosen is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Smaller-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller- Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager and each Co-Portfolio Manager’s ownership of securities of the Portfolio.

6

Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

7

Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary week-end and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to RiverSource Fund Distributors, Inc. (the “distributor”), the principal underwriter of the Portfolio’s shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfo-

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lio’s assets on an ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

From November 1, 2008 through December 31, 2008, the Portfolio utilized its prior year’s capital loss carryforward to offset current year’s net realized gains. In addition, the Portfolio incurred a loss, and as permitted by tax regulations, intends to elect to defer the loss and treat it as arising in the year ending December 31, 2009.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services.   Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services.   RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services.   RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

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Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption.  The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program.  A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves.  A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the

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RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure.  The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings.   Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

Class 2 shares are a newly offered Class, so financial highlights are not yet available. The table below describes the performance of the Portfolio’s Class 1 shares (which are not offered in this Prospectus) for the past five years, and is intended to help you understand the financial performance of the Portfolio’s Class 1 shares. (Class 2 shares would have substantially similar returns because Class 2 shares are invested in the same portfolio of securities and the returns would differ only to the extent that Class 1 shares do not pay 12b-1 fees.) Certain information reflects financial results for a single Class 1 share of the Portfolio that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect the effect of the shareholder servicing and distribution (12b-1) fees associated with Class 2 shares or any administration fees or sales charges imposed by the Contracts on their owners. If such fees and charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$14.29	$13.15	$11.67	$10.65	$9.27
Income (loss) from investment operations:
Net investment income	0.11	0.07	0.08	0.07	0.09
Net realized and unrealized gain (loss) on investments	(5.55)	1.17	1.50	1.06	1.41
Total from investment operations	(5.44)	1.24	1.58	1.13	1.50
Less distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)
Total distributions	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)
Net asset value, end of year	$8.75	$14.29	$13.15	$11.67	$10.65
Total Return	(38.03)%	9.43%	13.57%	10.63%	16.25%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,920	$3,857	$4,596	$5,190	$5,342
Ratio of expenses to average net assets	1.54%	1.42%	1.32%	1.34%	1.26%
Ratio of net investment income to average net assets	0.87%	0.51%	0.67%	0.65%	0.89%
Portfolio turnover rate	18.10%	10.83%	14.17%	27.35%	15.09%
Without expense reimbursement:* Ratio of expenses to average net assets	1.95%
Ratio of net investment income to average net assets	0.46%

*	Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), either voluntarily and/or contractually reimbursed expenses and/or waived management fees for certain years presented.

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Smaller-Cap Value Portfolio

Class 1 Shares

A Value Approach to Seeking Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■     May Lose Value    ■    No Bank Guarantee

SPSCV1 5/2009 C1

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Smaller-Cap Value Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two Classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 1 shares and is for use with Accounts that make Class 1 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio, and a separate Class 2 prospectus for each of the Portfolio, Seligman Capital Portfolio, Seligman Communications and Information Portfolio, and Seligman Global Technology Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Portfolio.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;

■	positive change in senior management;

■	positive corporate restructuring;

■	temporary setback in price due to factors that no longer exist;

■	a positive shift in the company’s business cycle; and/or

■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

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The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management and limited product lines, markets, and financial or managerial resources.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different in financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

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There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 1 shares of the Portfolio has varied from year to year, as well as how its performance compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 1 annual total returns presented in the bar chart and Class 1 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 1 shares for certain periods presented. Absent such reimbursement, returns would have been lower.

Class 1 Annual Total Returns – Calendar Years

Best quarter return: 34.49% – quarter ended 6/30/99.

Worst quarter return: -21.76% – quarter ended 12/31/08.

Class 1 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years
Seligman Smaller-Cap Value Portfolio	(39.53)%	(2.54)%	9.51%
Russell 2000 Value Index	(28.92)	0.27	6.10
Lipper Small-Cap Core Funds Average	(36.21)	(1.52)	4.36
Lipper Small-Cap Value Funds Average	(33.45)	(0.90)	5.41

The Russell 2000 Value Index, the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell 2000 Value Index does not reflect any expenses, fees, sales charges or taxes. Each of the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling ($3.8 billion at December 31, 2008). Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.25%
Less: Fee Waiver/Expense Reimbursement	(0.03)%
Total Annual (net) Portfolio Operating Expenses(1)	1.22%

(1)

Effective May 9, 2009, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Total Annual (net) Portfolio Operating Expenses will not exceed 1.22% of the Portfolio’s Class 1 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$124	$394	$683	$1,509

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets, as follows: 1.00% on first $500 million; 0.90% on next $500 million; and 0.80% thereafter. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 1.00% of its average daily net assets.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board approving the

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agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008

Portfolio Management

The Portfolio is managed by the investment manager’s Value Team, headed by Neil T. Eigen. Mr. Eigen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Richard S. Rosen is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Large- Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each C0-Portfolio Manager and each C0-Portfolio Manager’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a

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fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date, using the NAV of the ex-dividend date.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and

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other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the

10

subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 1 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees or charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.21	$18.51	$16.67	$19.40	$16.20
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.11)	(0.12)	(0.07)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.83)	0.90	3.66	(0.71)	3.15
Total from investment operations	(6.92)	0.79	3.54	(0.78)	3.23
Less distributions:
Dividends from net Investment income	—	—	—	(0.11)	—
Distributions from net realized capital gain	(5.50)	(2.09)	(1.70)	(1.84)	(0.03)
Total distributions	(5.50)	(2.09)	(1.70)	(1.95)	(0.03)
Net asset value, end of year	$4.79	$17.21	$18.51	$16.67	$19.40
Total Return	(39.53)%	4.14%	21.25%	(3.98)%	19.95%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$63,916	$147,775	$187,833	$199,357	$268,410
Ratio of expenses to average net assets	1.22%	1.14%	1.13%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	(0.63)%	(0.58)%	(0.66)%	(0.37)%	0.47%
Portfolio turnover rate	14.03%	26.86%	31.98%	23.01%	45.24%

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

Prospectus

May 1, 2009

Seligman

Portfolios, Inc.

Seligman Smaller-Cap Value Portfolio

Class 2 Shares

A Value Approach to Seeking Long-Term Capital Appreciation

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Portfolio is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

SPSCV1 5/2009 C2

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or the “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. &W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Seligman Portfolios, Inc. (the “Fund”) (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios), effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund and the Portfolio

Overview of the Fund

Seligman Portfolios, Inc. (the “Fund”) consists of 9 separate portfolios. This Prospectus contains information about Seligman Smaller-Cap Value Portfolio (the “Portfolio”).

The Portfolio is offering its shares to separate accounts (“Accounts”) of participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”). The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio. Subject to approval of the Fund’s Board of Directors, the Fund’s portfolios may be offered to retirement plans.

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. This Prospectus offers only Class 2 shares and is for use with Accounts that make Class 2 shares available to Contract owners.

In addition to this Prospectus, the Fund makes available a Class 1 prospectus containing information about each of the Fund’s 9 separate portfolios, a separate Class 1 prospectus for each of the Portfolio, Seligman Communications and Information Portfolio, and Seligman Global Technology Portfolio, and a separate Class 2 prospectus for each of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, and Seligman Global Technology Portfolio.

Investment Objective

The Portfolio’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Portfolio uses the following principal investment strategies to seek its investment objective:

The Portfolio generally invests at least 80% of its net assets in the common stock of “value” companies with smaller market capitalization ($3 billion or less) at the time of purchase by the Portfolio.

Value Companies:

Those companies believed by the investment manager to be undervalued, either historically, by the market, or by their peers.

The Portfolio uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular industry. In selecting investments, the investment manager seeks to identify value companies that it believes display certain characteristics, including but not limited to, one or more of the following:

■	a low price-to-earnings and/or low price-to-book ratio;
■	positive change in senior management;
■	positive corporate restructuring;
■	temporary setback in price due to factors that no longer exist;
■	a positive shift in the company’s business cycle; and/or
■	a catalyst for increase in the rate of the company’s earnings growth.

The Portfolio generally holds a small number of securities because the investment manager believes doing so allows it to adhere to its disciplined value investment approach. The investment manager maintains close contact with the management of each company in which the Portfolio invests or the third-party analysts covering such companies, and continually monitors Portfolio holdings, remaining sensitive to overvaluation and deteriorating fundamentals.

The Portfolio generally sells a stock if the investment manager believes it has become fully valued, its fundamentals have deteriorated, or ongoing evaluation reveals that there are more attractive investment opportunities available.

In addition to investing in common stock, the Portfolio may also invest in other equity-related securities of domestic issuers. These other securities may include preferred stock and stock convertible into or exchangeable for such securities. The Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities, except as a temporary defensive measure. The Portfolio may also invest in American Depository Receipts (“ADRs”). ADRs are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Portfolio uses the same criteria in evaluating these securities as it does for common stocks.

The Portfolio may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). The Portfolio may also invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper and certificates of deposit issued by foreign banks. The Portfolio may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Portfolio the right to sell an underlying security at a particular price during a fixed period. The Portfolio generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities, or put options.

The Portfolio may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Portfolio may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Portfolio may invest in futures contracts. The Portfolio intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Portfolio, therefore, is not subject to registration or regulation as a pool operator, meaning that the Portfolio may invest in futures contracts without registering with the CFTC.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Portfolio from achieving its objective.

The Portfolio’s investment objective and any fundamental policies may be changed only with shareholder approval. If a change of objective or any fundamental policies is proposed, Contract owners will be asked to give voting instructions to the participating insurance companies. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which small market capitalization is defined if it concludes such a change is appropriate. Shareholders will be provided with at least 60 days prior written notice of any change to the investment policy of “80%” described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee that the Portfolio will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any portfolio that invests in stocks, the Portfolio’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Portfolio is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Portfolio’s investment objectives. Due to its active management, the Portfolio could underperform other mutual funds with similar investment objectives.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories, and may have less experienced management and limited product lines, markets, and financial or managerial resources.

Value stocks involve the risk that they may never reach what the investment manager believes is their full market value either because the market fails to recognize the stock’s intrinsic worth or the investment manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The Portfolio holds a small number of securities. Consequently, if one or more of the securities held in its portfolio declines in value or underperforms relative to the market, it may have a greater impact on the Portfolio’s performance than if the Portfolio held a larger number of securities. The Portfolio may experience more volatility, especially over the short term, than a fund with a greater number of holdings.

The Portfolio may not invest 25% or more of its total assets in securities of companies in any one industry. However, the Portfolio may invest a substantial portion of its assets in certain industries or economic sectors that the investment manager believes offer good investment opportunities. If an industry or economic sector in which the Portfolio is invested falls out of favor, the Portfolio’s performance may be negatively affected. This effect may be heightened because the Portfolio holds a smaller number of securities.

The Portfolio’s performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities and derivatives (including options, rights, futures contracts and warrants) in the Portfolio’s investment portfolio involve higher risk and may subject the Portfolio to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions , expropriation, investment and repatriation restrictions, and settlement and custody risks. Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks. Derivative instruments can present investment risk to the Portfolio if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

If the Portfolio invests in ETFs, shareholders would bear not only the Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Portfolio’s return will therefore be lower. To the extent the Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of

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the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Portfolio may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Due to differences of tax treatment and other considerations, there is a possibility that the interests of various Contract owners who own shares of the Portfolio may conflict. The Fund’s Board of Directors monitors events in order to identify any disadvantages resulting from material irreconcilable conflicts and to determine what action, if any, should be taken in response.

An investment in the Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Past Performance

The following performance information provides some indication of the risks of investing in the Portfolio by showing how the performance of Class 2 shares compares to three measures of performance. How the Portfolio has performed in the past, however, is not necessarily an indication of how it will perform in the future.

Class 2 annual total returns presented in the bar chart and Class 2 average annual total returns presented in the table below the bar chart do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If these expenses were included, the returns would be lower. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Seligman (the predecessor investment manager) and/or RiverSource Investments and its affiliates (since the Acquisition), at their discretion, reimbursed expenses of Class 2 shares for the period presented. Absent such reimbursement, returns would have been lower.

Class 2 Annual Total Returns – Calendar Years

Best quarter return: 25.58% – quarter ended 6/30/03.

Worst quarter return: (21.69)% – quarter ended 12/31/08.

Class 2 Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 5/1/01
Seligman Smaller-Cap Value Portfolio	(39.58)%	(2.72)%	3.83%
Russell 2000 Value Index	(28.92)	0.27	4.49
Lipper Small-Cap Core Funds Average	(36.21)	(1.52)	1.98	(1)
Lipper Small-Cap Value Funds Average	(33.45)	(0.90)	3.40	(1)

The Russell 2000 Value Index, the Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Small-Cap Value Funds Average and the Lipper Small-Cap Core Funds Average do not reflect any sales-related fees (but includes operating expenses), sales charges or taxes, and the Russell 2000 Value Index does not reflect any expenses, fees, sales charges or taxes. Each of the Lipper Small-Cap Core Funds Average and the Lipper Small-Cap Value Funds Average is an average of funds, that by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity (USDE) small-cap ceiling ($3.8 billion at December 31, 2008). Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company. As of the date of this Prospectus, Lipper classifies the Portfolio as a Small-Cap Core Fund. Investors cannot invest directly in an average or an index.

(1)	From May 3, 2001.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Portfolio. Annual portfolio operating expenses are deducted from Portfolio assets and are therefore paid indirectly by you and other shareholders of the Portfolio. The table does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses set forth below would have been higher.

The annual portfolio operating expenses in the fee and expense table below are based on expenses incurred during the Portfolio’s most recently completed fiscal year, and are expressed as a percentage (expense ratio) of the Portfolio’s average net assets during the period. The expense ratios have not been adjusted to reflect the Portfolio’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Portfolio’s assets are lower than the Portfolio’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Portfolio’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below. The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses would limit the impact that any decrease in the Portfolio’s assets will have on its total annual (net) operating expenses in the current fiscal year.

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices A and B in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Portfolio Operating Expenses

(as a percentage of average net assets)

Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.25%
Total Annual Portfolio Operating Expenses	1.50%
Less: Fee Waiver/Expense Reimbursement	(0.03)%
Total Annual (net) Portfolio Operating Expenses(1)	1.47%
(1)

Effective May 9, 2009, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2010, unless sooner discontinued at the discretion of the Fund’s Board. Any amounts waived will not be reimbursed by the Portfolio. Under this agreement, Total Annual (net) Operating Expenses will not exceed 1.47% of the Portfolio’s Class 2 shares.

Example

This example is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Portfolio for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Portfolio’s total annual operating expenses remain the same. The example set forth below does not reflect any fees or sales charges imposed by the Contracts on their owners. If any such fees or sales charges had been included, the expenses reflected below would have been higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 2	$150	$471	$816	$1,788

Management of the Fund

On November 7, 2008, RiverSource Investments announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund (on behalf of the Portfolios) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of each of the Portfolios effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Portfolio pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee paid by the Portfolio did not change as result of the Acquisition. The Portfolio pays a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets, as follows: 1.00% on first $500 million; 0.90% on next $500 million; and 0.80% thereafter. For the year ended December 31, 2008, the Portfolio paid a management fee equal to an annual rate of 1.00% of its average daily net assets.

On July 19, 2008, the Portfolio’s Board met to discuss, prior to shareholder approval, the Management Agreement. A discussion regarding the basis for the Board

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approving the agreement was included in the Fund’s Proxy statement dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

The Portfolio is managed by the investment manager’s Value Team, headed by Neil T. Eigen. Mr. Eigen is Co-Portfolio Manager of the Portfolio. He is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Eigen has been head of the Value Team since he joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Richard S. Rosen is Co-Portfolio Manager of the Portfolio. Mr. Rosen is also Co-Portfolio Manager of Seligman Large-Cap Value Portfolio and Co-Portfolio Manager of Seligman Value Fund Series’ Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. He is also Portfolio Manager of RiverSource Small Cap Advantage Fund, RiverSource Variable Portfolio—Larger Cap Value Fund and RiverSource Smaller-Cap Value Fund. Mr. Rosen joined Seligman in 1997 as a member of the Value Team and joined RiverSource Investments in November 2008, when RiverSource Investments acquired Seligman.

Mr. Eigen and Mr. Rosen each have decision making authority with respect to the investments of the Portfolio, although, as team leader of the Value Team, Mr. Eigen typically makes the final decision with respect to investments made by the Portfolio.

The Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager and each Co-Portfolio Manager’s ownership of securities of the Portfolio.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

Pricing and Valuing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after your request is received by participating insurance companies. If your purchase or sell request is received by participating insurance companies by the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time), it will be executed at the Class’s NAV calculated as of the close of regular trading on the NYSE on that day.

If your purchase or sell request is received by participating insurance companies after the close of regular trading on the NYSE, your request will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day.

The NAV of the Portfolio’s shares is computed each day, Monday through Friday, on days that the NYSE is open for trading. The NAV is the value of a single share of a Portfolio. The NAV is determined by dividing the value of the Portfolio’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a Portfolio is materially affected by events that occur after the close of a securities market but prior to the time as of which the Portfolio’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a Portfolio has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The Portfolios use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Portfolio’s securities may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. In that event, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or sell the Portfolio’s shares.

How to Purchase and Sell Shares

The Portfolio is offering its shares only to Accounts of participating insurance companies to fund benefits of the Contracts. The Accounts may invest in shares of the Portfolio in accordance with allocation instructions received from the owners of the Contracts. Such allocation rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus. The Fund reserves the right to reject any order for the purchase of shares of the Portfolio.

An Account may sell all or any portion of the Portfolio shares that it holds at any time at the next computed NAV per share, as described above. Portfolio shares that are sold are entitled to any dividends that have been declared as payable to record owners up to and including the day the sale is effected. There is no charge. Payment of the sale price will normally be made within seven days after receipt of such sale. In addition, the right to sell your shares may be suspended and the date of payment of the sale price may be postponed for any period during which the NYSE is closed (other than customary week-end and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which the sale of Portfolio shares is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio to fairly determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

The Fund reserves the right to accept an in kind contribution of securities as payment for shares of the Portfolio. Contributions received in kind will be valued at the Fund’s determination of their fair market value. Additionally, for redemptions in excess of 15% of the Portfolio, the Fund reserves the right to satisfy such redemption request with an in kind transfer of securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. Redemptions made in kind will be made on a pro rata basis so as not to disadvantage any individual shareholder. No shareholder will have the right to require any distribution of any assets of the Portfolio in kind.

Shareholder Servicing and Distribution Arrangements

Under a Rule 12b-1 plan adopted by the Fund with respect to the Portfolio, Class 2 shares pay an annual shareholder servicing and distribution (“12b-1”) fee of up to 0.25% of average net assets. The Portfolio pays this fee to RiverSource Fund Distributors, Inc. (the “distributor”), the principal underwriter of the Portfolio’s shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 fees are paid out of the Portfolio’s assets on an

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ongoing basis, over time they will increase the cost of a Contract owner’s investment and may cost you more than other types of sales charges.

Market Timing

The Board has adopted a policy that the Portfolios will not knowingly permit market timing. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in a fund; for example, short-term trading funds that invest in securities that trade on overseas securities markets in order to take advantage of inefficiencies in the fund’s pricing of those securities (the change in values of such securities between the close of the overseas markets and the close of the U.S. markets). This type of short-term trading is sometimes referred to as “arbitrage” market timing. Market timing may adversely impact a Portfolio’s performance by preventing the investment manager from fully investing the assets of the Portfolio, diluting the value of shares, or increasing the Portfolio’s transaction costs. To the extent a Portfolio has significant holdings in foreign securities, including emerging markets securities, small cap stocks and/or high yield bonds, the risks of market timing may be greater for the Portfolio than for other funds. The Portfolios are offered only through variable annuity contracts and life insurance policies, and shares of the Portfolios are held in affiliated insurance company subaccounts. Because insurance companies process contract and policyholder’s Portfolio trades in the subaccounts on an omnibus basis, the Board has not adopted procedures to monitor market timing activity at the Portfolio level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts and market timing policies and procedures. The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented or restricted may impact the performance of the Portfolios.

Dividends and Capital Gain Distributions

Dividends and capital gain distributions, if any, from the Portfolio will be declared and paid annually and will be reinvested to buy additional shares on the payable date using the NAV of the ex-dividend date. Dividends on Class 2 shares generally will be lower than the dividends on Class 1 shares as a result of 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

Further information regarding the tax consequences of an investment in the Portfolio is contained in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying this Prospectus.

Other Information

Additional Services and Compensation

As described above, RiverSource Investments receives compensation for acting as the Portfolio’s investment manager. RiverSource Investments and its affiliates also receive compensation for providing other services to the Portfolio.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Portfolios. These services include administrative, accounting, treasury, and other services. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the distributor), provides underwriting and distribution services to the Portfolio. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees, as applicable. The distributor uses these fees to support its distribution and servicing activity. Fees paid by the Portfolios for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth in the SAI.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the Portfolios. The Portfolios pay the transfer agent a fee and reimburse the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the Portfolios. Fees paid by the Portfolios for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation may pay a portion of these fees to financial intermediaries that provide sub-recordkeeping agent and other services to Portfolio shareholders (contract owners).

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual

9

funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of an unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Potential Conflicts of Interest

Shares of the Portfolio may serve as the underlying investments for both variable annuity and variable life insurance contracts of the Companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Portfolios currently do not foresee any such conflict. However, if they do arise, the Board intends to consider what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more of each Company’s separate accounts might be required to withdraw its investments in the Portfolios. This might force the Portfolio to sell securities at disadvantageous prices.

Additional Management Information

Manager of Manager Exemption. The RiverSource Funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits a fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Before Seligman International Growth Portfolio may rely on the order, holders of a majority of the Portfolios’ outstanding voting securities will need to approve operating the Portfolio in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time. RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

Asset Allocation Program. A Portfolio may be included as component funds in asset allocation programs (Programs). The Programs are available to owners of certain variable annuity contracts (contract owners), and, if available to you, are described in your annuity prospectus. Under the Programs, contract owners choose asset allocation model portfolios (model portfolios). Contract values are rebalanced on a quarterly basis and model portfolios are periodically updated. This quarterly rebalancing and periodic updating of the model portfolios can cause a component fund to incur transactional expenses as it raises cash for money flowing out of the component fund or to buy securities with money flowing into the component fund. Moreover, a large outflow of money from a fund may increase the expenses attributable to the assets remaining in the fund. These expenses can adversely affect the performance of the component fund, and could adversely affect those contract owners who own the component fund but do not participate in the Program. Large flows resulting in increased transactional expenses could detract from the achievement of a component fund’s investment objective during a period of rising market prices; conversely, a large cash position may reduce the magnitude of a component fund’s loss in the event of falling market prices, and provide the component fund with liquidity to make additional investments or to meet redemptions. Even if you do not participate in Programs, if you invest in a component fund, you may be impacted if the component fund is included in one or more model portfolios.

Cash Reserves. A Portfolio may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A Portfolio will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the Portfolio’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by the Portfolios. A description of these policies and procedures is included in the SAI.

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Legal Proceedings. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Portfolio’s Class 2 shares for the past five years. Certain information reflects financial results for a single share of the Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Portfolio, assuming you reinvested all your dividends and capital gains distributions, if any. Total returns do not reflect the effect of any administration fees or sales charges imposed by the Contracts on their owners. If such fees and charges were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information for the years ended December 31, 2007 and 2008. Their report, along with the Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Information for each of the years below through December 31, 2006 was audited by the Fund’s former Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

	Year ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$17.03	$18.37	$16.59	$19.26	$16.13
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.15)	(0.15)	(0.10)	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.75)	0.90	3.63	(0.70)	3.11
Total from investment operations	(6.86)	0.75	3.48	(0.80)	3.16
Less distributions:
Dividends from net Investment income	—	—	—	(0.03)	—
Distributions from net realized capital gain	(5.50)	(2.09)	(1.70)	(1.84)	(0.03)
Total distributions	(5.50)	(2.09)	(1.70)	(1.87)	(0.03)
Net asset value, end of year	$4.67	$17.03	$18.37	$16.59	$19.26
Total Return	(39.58)%	3.96%	20.99%	(4.13)%	19.60%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$19,226	$40,894	$40,796	$35,604	$34,582
Ratio of expenses to average net assets	1.42%	1.33%	1.32%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.77)%	(0.85)%	(0.56)%	0.28%
Portfolio turnover rate	14.03%	26.86%	31.98%	23.01%	45.24%

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2783 in the US or collect (212) 850-1864 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Portfolio’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Fund’s Statement of Additional Information and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with tax-deferred variable annuity and variable life insurance products.

Information about the Fund, including the Prospectus and Statement of Additional Information, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, Statement of Additional Information, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or, upon payment of a duplicating fee, by writing: Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Room 1580, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-5221

SELIGMAN PORTFOLIOS, INC.

(the “Fund”)

Statement of Additional Information

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2783

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or “investment manager”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each of the Portfolios offered herein having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement (“Management Agreement”) between RiverSource Investments and the Fund (on behalf of each Portfolio), RiverSource Investments is the new investment manager of the Fund (and each of its Portfolios) effective November 7, 2008. Shareholders of Seligman International Growth Portfolio (the “Subadvised Portfolio”) also approved at the November meeting a subadvisory agreement (the “Subadvisory Agreement”) between RiverSource Investments and Wellington Management Company, LLP (“Wellington Management”).

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the Fund’s current Prospectus, dated May 1, 2009, offering Class 1 shares for each of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, three separate Prospectuses, each dated May 1, 2009, also offering Class 1 shares for Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio, and five separate Prospectuses offering Class 2 shares, each dated May 1, 2009, for Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Each of the Portfolios named above is referred to as a “Portfolio” and collectively such Portfolios are referred to as the “Portfolios”. This SAI, although not in itself a Prospectus, is incorporated by reference into each of the Portfolio’s Prospectuses in its entirety. It should be read in conjunction with each of the Portfolio’s Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.

The financial statements and notes included in the Fund’s 2008 Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, and the financial statements and notes included in the Fund’s Mid-Year Report dated June 30, 2008, are incorporated herein by reference. The 2008 Annual Report and June 30, 2008 Mid-Year Report will be furnished to you without charge if you request a copy of this SAI.

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Fund shares the same Board of Directors as the other funds in the RiverSource Family of Funds.

The Fund is governed by a Board that meets regularly to review a wide variety of matters affecting the Portfolios. Detailed information about Fund governance, the Fund’s investment manager, RiverSource Investments, and other aspects of Fund management can be found by referencing the Table of Contents below.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

SPIA

Fund History

The Fund was incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund’s name was changed to Seligman Portfolios, Inc. on April 15, 1993. As of November 7, 2008, the Fund and its Portfolios are a part of the RiverSource Family of Funds. The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Fund and the other Seligman mutual funds.

Shares of the Portfolios are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated and unaffiliated insurance companies and are part of the RiverSource Family of Funds. In addition, the RiverSource Family of Funds includes funds branded “RiverSource Variable Portfolio,” “RiverSource Partners Variable Portfolio,” “Disciplined Asset Allocation” and “Threadneedle Variable Portfolio” which are sold exclusively as underlying investment options of variable insurance policies and variable annuity contracts offered by affiliated insurance companies.

Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund, which consists of the following nine separate Portfolios:

Seligman Capital Portfolio	Seligman International Growth Portfolio
Seligman Cash Management Portfolio	Seligman Investment Grade Fixed Income Portfolio
Seligman Common Stock Portfolio	Seligman Large-Cap Value Portfolio
Seligman Communications and Information Portfolio	Seligman Smaller-Cap Value Portfolio
Seligman Global Technology Portfolio

Shares in the Fund’s Portfolios are only being offered to: (1) separate accounts (“Accounts”) established by participating insurance companies to fund benefits of variable annuity and variable life insurance contracts (“Contracts”) and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, certain domestic 401(k) plans with plan assets in excess of $300,000,000 or a minimum investment of $20,000,000, and retirement plans with at least 200 employees or a minimum investment of $3,000,000 (“Qualified Plans” or “Plans”). The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocation rights and information on how to purchase or surrender a Contract, as well as any sales charges and other expenses imposed by Contracts on their owners can be found in the separate prospectuses and disclosure documents issued by the participating insurance companies and those accompanying each Portfolio’s Prospectus. Qualified Plans may invest in Class 2 shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Participants of such Plans are encouraged to consult with their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund’s Portfolios.

Investment Strategies and Risks

The Prospectuses discuss the investment objectives of each of the Fund’s Portfolios and the policies each Portfolio employs to achieve its investment objectives. The following information regarding the Fund’s Portfolios’ investment policies supplements the information contained in the Prospectuses.

Convertible Bonds. Each Portfolio, other than Seligman Cash Management Portfolio, may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer’s equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer’s capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer’s common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for a Portfolio, such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management are considered. In evaluating a convertible security, emphasis is placed on the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer’s discretion, in which case alternative investments would be sought. The Portfolios may invest in debt securities convertible into equity securities rated as low as “CC” by Standard & Poor’s Ratings Services (“S&P”) or “Ca” by Moody’s Investors Service (“Moody’s”). Debt securities rated below investment-grade (frequently referred to as “junk bonds”) often have speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. The investment manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in connection with a Portfolio’s investment objective(s).

Derivatives. Each of the Portfolios, other than Seligman Cash Management Portfolio, may invest in financial instruments commonly known as “derivatives” for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio’s investment objective, and the risk associated with the investment. The types of derivatives in which the Portfolios are currently permitted to invest, as described more fully below, are forward currency exchange contracts, commodities and commodity contracts, options, equity linked securities, rights and warrants, access trades, index futures, treasury futures and options on such futures.

Forward Foreign Currency Exchange Contracts. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Portfolio’s securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no more than 75% of a Portfolio’s position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, a Portfolio may enter into forward currency contracts in excess of 75% of a Portfolio’s position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The potential effect a substantial commitment of a Portfolio's assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities is considered.

Except as set forth above and immediately below, each Portfolio will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio’s securities or other assets denominated in that currency provided the excess amount is “covered” by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Portfolio will be served.

At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Portfolio’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. A Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each of the Portfolios may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Portfolio if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Portfolio could lose more than the amount of its original investment. For example, a Portfolio may purchase futures contracts by making a relatively small “margin deposit” and, if such contracts are thereafter sold at a loss, that Portfolio could lose substantially more than the original margin deposit. Although a Portfolio will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Each of the Portfolios, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, is permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Portfolio owns the underlying security) and covered put options (i.e., where the Portfolio maintains the cash or collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in the Portfolio’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in the Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase a Portfolio’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Portfolio may have difficulty closing out its position, in which case the Portfolio could lose money in the event of adverse price movements.

Equity-Linked Securities. Seligman Common Stock Portfolio may invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Portfolio may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Portfolio may also purchase ELSs in a privately negotiated transaction with the issuer of an ELS (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Portfolio may or may not hold an ELS until its maturity.

Investments in ELSs subject the Portfolio to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Portfolio wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Portfolio to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Portfolio will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Portfolio will be able to sell any ELS at such a price or at all. This may impair the Portfolio's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Portfolio would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Portfolio bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Portfolio will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Portfolio’s ELSs and computing the Portfolio’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Preferred Securities. Certain of the Portfolios may invest in preferred securities. There are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Portfolio owns a preferred security that is deferring its distributions, the Portfolio may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

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Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Portfolio.

Rights and Warrants. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may invest in common stock rights and warrants believed to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Portfolio’s investment restrictions regarding such securities.

Each Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio’s net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets of each Portfolio, other than Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio, may be invested in warrants not listed on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, rights and warrants acquired by each Portfolio in units or attached to securities may be deemed to have been purchased without cost.

Access Trades. Each Portfolio, other than Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio, may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty, agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Portfolio bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Portfolio may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Portfolio to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Futures Contracts. Seligman Investment Grade Fixed Income Portfolio may utilize treasury futures and Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio may utilize index futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. A Portfolio may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the position, including the maintenance of margins, which could result in substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. A Portfolio is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When a Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures contract position, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

At the maturity of a futures contract, the Portfolio may either accept or make delivery of the security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Fund may suffer losses in the event of adverse price movements.

Options on Futures. The Portfolios that may utilize treasury futures and index futures also intend to seek the Board’s permission to utilize options on treasury futures and index futures respectively (collectively, “options on futures”). Options on futures are effectively options on the asset or index that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Portfolio may have difficulty in closing out positions in options on futures. Although the Portfolios intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Portfolios.

Options on futures held by a Portfolio, to the extent not exercised, will expire and the Portfolio would experience a loss to the extent of any premium paid for the option. If a Portfolio were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Funding Agreements. The Investment Grade Fixed Income Portfolio may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid Securities.) The largest risks associated with funding agreements include credit risk and liquidity risk.

Quantitative Model Risk. The Common Stock Portfolio is subject to quantitative model risk. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

Foreign Investment Risk Factors. Each of the Portfolios may invest up to 10% of its total assets in foreign securities (except Seligman Global Technology Portfolio and Seligman International Growth Portfolio, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to (i) foreign securities held through Depositary Receipts which are traded in the US or to commercial paper and certificates of deposit issued by foreign banks, or (ii) Seligman Capital Portfolio, the 10% limit of which is described in the Fund’s Prospectuses. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, the Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. It is believed that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio’s investments in one country may offset potential gains from investments in another country. Diversification does not assure a profit or protect against loss in a declining market.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Portfolios’ foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Technology Investment Risk Factors. The value of the Seligman Communications and Information Portfolio and Seligman Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

Other Investment Companies. Each Portfolio, other than Seligman Investment Grade Fixed Income Portfolio, may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (“1940 Act”), which generally prohibits a Portfolio from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Portfolio’s investments in other investment companies may include investments in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Portfolio invests in other investment companies, shareholders would bear not only that Portfolio’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and a Portfolio’s returns will therefore be lower. To the extent a Portfolio invests in ETFs, the Portfolio is exposed to the risks associated with the underlying investments of the ETFs and the Portfolio’s performance may be negatively affected if the value of those underlying investments declines.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts (“ADRs”), which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts (“EDRs”) are typically traded in Europe. Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”) are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

Illiquid Securities. Each Portfolio, other than Seligman Cash Management Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)) and other securities that are not readily marketable. These include restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act. The Fund’s Board of Directors may adopt procedures pursuant to which the investment manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors or the investment manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Portfolios, other than Seligman Cash Management Portfolio, which intends to invest primarily in the money market instruments described below, may invest a portion of their assets in the following money market instruments.

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage Related Securities.

Mortgage Pass-Through Securities. Each Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Seligman Investment Grade Fixed Income Portfolio may invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called “tranches”). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Portfolio may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Repurchase Agreements. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund’s Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the investment manager or subadviser, as the case may be. The investment manager or subadviser, as the case may be, has implemented measures to review and monitor the creditworthiness of such institutions. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

When-Issued and Forward Commitment Securities. Certain Portfolios may purchase securities on a when-issued or forward commitment basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. A Portfolio may purchase a security on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the purchase settlement date if it is deemed advisable.

At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Portfolio’s assets may fluctuate more than otherwise would be the case. For this reason, when investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of each Portfolio’s when-issued or forward commitment securities will be segregated at the Portfolio’s custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities (those segregated or otherwise), or, although a Portfolio would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than a Portfolio’s payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of the Seligman Global Technology Portfolio and Seligman International Growth Portfolio may sell securities short “against-the-box.” A short sale “against-the-box” is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

Lending of Portfolio Securities. Other than Seligman Cash Management Portfolio, each of the Portfolios may lend portfolio securities to broker-dealers, banks or other institutional borrowers, provided that securities loaned by each of the Portfolios may not exceed 33 1/3% of the Portfolios’ total assets taken at market value. The Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund’s custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Portfolio an amount equal to any dividends or interest paid on the securities. The lending Portfolio may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Portfolios will generally be short-term. Loans are subject to termination at the option of the lending Portfolio or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending Portfolio may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Portfolio is insufficient to replace the loaned securities. In addition, the lending Portfolio is responsible for any loss that might result from its investment of the borrower’s collateral.

Borrowing. Except as noted below, a Portfolio may from time to time, borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Portfolio is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which each Portfolio may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Portfolio’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Portfolio’s net investment income in any given period.

Each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio’s total assets and will be made at prevailing interest rates.

Except as otherwise specifically noted above, each of the Fund’s Portfolios’ investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of a majority of a Portfolio’s outstanding voting securities.

Fundamental Restrictions

Each Portfolio is subject to fundamental policies that place restrictions on certain types of investments. Except as otherwise indicated below, restrictions 1 through 8 may not be changed without the affirmative vote of the holders of a majority of a Portfolio’s outstanding voting securities; restrictions 9 through 12 may be changed by the Fund’s Board of Directors without such a vote. Under these restrictions, none of the Portfolios may:

1.	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

2.	Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

3.	Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

4.	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

5.	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

6.	Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

7.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act;

8.	Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that:

o	this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities;

o	for the purpose of this limitation, mortgage-related securities do not constitute an industry;

o	Seligman Communications and Information Portfolio will invest at least 80% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and

o	Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry, (ii) in the personal credit institution or business credit institution industries or (iii) in any combination of (i) and (ii).

9.	Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio’s net assets.

10.	Invest in oil, gas or other mineral exploration or development programs; provided, however, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

11.	Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations.

12.	Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

For purposes of applying the 25% limitation on the securities of issuers in any particular industry (as described above), the Fund will generally use the industry classifications provided by the Global Industry Classification System.

Certain of the Portfolios’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that a Portfolio gains from these exceptions.

Purchase of securities on margin—A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Portfolio generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Portfolio.

Issuing senior securities—A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows a Portfolio to operate in reliance upon these staff interpretations.

Borrowing money—The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans—The 1940 Act generally prohibits a Portfolio from making loans to affiliated persons but does not otherwise restrict a Portfolio’s ability to make loans.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund’s shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements, see the separate account prospectuses or disclosure documents of the participating insurance companies.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder’s meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

The Fund, on behalf of each applicable Portfolio, will provide shareholders of such Portfolio with at least 60 days prior notice of any change in such Portfolio’s “80%” investment policy of these Portfolios as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

Each Portfolio may, from time to time, take a temporary defensive position in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions, or in anticipation of significant withdrawals. When it is believed that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Portfolio’s investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition was one year or less are excluded from the calculation. The Portfolio’s portfolio turnover rate will not be a limiting factor when the Portfolio deems it desirable to sell or purchase securities. The portfolio turnover rates for each Portfolio (except Seligman Cash Management Portfolio) for the years ended December 31, 2008 and 2007 were as follows:

	Portfolio Turnover
Portfolio	2008	2007
Seligman Capital Portfolio	239.61%	196.31%
Seligman Common Stock Portfolio	131.18	117.36
Seligman Communications and Information Portfolio	129.42	199.12
Seligman Global Technology Portfolio	160.53	197.73
Seligman International Growth Portfolio*	364.63	234.50
Seligman Investment Grade Fixed Income Portfolio	231.67	280.64
Seligman Large-Cap Value Portfolio	18.10	10.83
Seligman Smaller-Cap Value Portfolio	14.03	26.86

*	The portfolio turnover rate for Seligman International Growth Portfolio for the year ended December 31, 2008 was higher than 2007 due primarily to the volatile market conditions of 2008.

Disclosure of Portfolio Holdings

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted the investment manager’s policies and approved the investment manager’s procedures, including the investment manager’s oversight of subadviser practices, relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund’s fiscal quarter, on the SEC’s website. Once holdings information is filed with the SEC, it will also be posted on the website for the RiverSource funds at riversource.com/funds and for the Seligman funds at seligman.com, and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available information regarding a fund’s top ten holdings (including name and percentage of a fund’s assets invested in each such holding) and the percentage breakdown of a fund’s investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund’s prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek, Data Communiqué, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Risk Metrics Group, formerly Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P. Investment Technology Group, Inc.), operational functions (Brown Brothers Harriman & Co. (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s General Counsel’s Office, Compliance, and Communications. The PHC has been authorized by the fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund’s Chief Compliance Officer or the fund’s General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Fund

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously elected (at special meetings held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr. (Chairman), Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, which has resulted in an overall increase from ten directors to 12 directors.

Information with respect to the members of the Board is shown below. Each member oversees 162 portfolios in the fund complex managed by RiverSource Investments, which includes 58 Seligman funds and 104 RiverSource funds, RiverSource Partners funds and Threadneedle funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); and, OGE Energy Corp. (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*
Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President—U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President—Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the other officers are:

Fund Officers

Name, Address, Age	Position Held with the Fund and Length of Service	Principal Occupation During Past Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President—Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President—Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 7, 2008	Executive Vice President—Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President—Investments, Ameriprise Certificate Company since 2003; Senior Vice President—Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President—Asset Management and Trust Company Services, RiverSource Investments, LLC, 2006-2009; Vice President—Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development—Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel—Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President—Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 52	Treasurer since 2000	Vice President, Managed Assets, Investment Accounting of Ameriprise Financial, Inc. since 2009; Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, 992-2008; former Vice President of the Seligman funds

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since 2004; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008	Chief Compliance Officer, RiverSource Investments, LLC and Kenwood Capital Management LLC since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, Ameriprise Certificate Company, Seligman Data Corp. and RiverSource Service Corporation since 2009; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; and Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Board Committees

The Board initially approved the Management Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Directors met 16 times during the year ended December 31, 2008, which includes 14 meetings by the Board as constituted prior to the Acquisition of Seligman and 2 meetings by the Board as currently constituted. As of November 7, 2008, the Board has organized the following standing committees to facilitate its work (accordingly, no meetings of these committees have been held prior to such date for these committees): Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Directors who are not “interested persons” of the Fund as that term is defined in the 1940 Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and RiverSource Investments between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Fund and other funds in the RiverSource Family of Funds and their shareholders on external matters. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 10 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Fund’s then-existing Board Operations Committee and 2 meetings by the Corporation’s then-existing Director Nominating Committee, each of which performed functions similar to the Board Governance Committee, which met 1 time during the period after the Acquisition of Seligman.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Compliance Committee. This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Fund’s Chief CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 9 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 8 meetings by the Fund's then existing Board of Directors, which performed functions similar to the Compliance Committee, which met 1 time during the period after the Acquisition of Seligman.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Fund’s then existing Board Operations Committee, which performed functions similar to the Contracts Committee, which met 1 time during the period after the Acquisition of Seligman.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Portfolios, and reports to the Board as appropriate. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Fund’s then existing Board of Directors, which performed functions similar to the Distribution Committee, which met 1 time during the period after the Acquisition of Seligman.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2008.

Investment Review Committee. This committee reviews and oversees the management of the the Portfolios’ assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Fund’s then existing Board of Directors, which performed functions similar to the Investment Review Committee, which met 1 time during the period after the Acquisition of Seligman.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter. This committee met 4 times during the year ended December 31, 2008, which includes 3 meetings by the audit committee as constituted prior to the Acquisition of Seligman and 1 meeting by the Audit Committee as currently constituted.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a shareholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of the Fund or the individual Director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Portfolios and the RiverSource Family of Funds (which includes the Seligman funds) as follows:

Name	Dollar Range of Shares of the Portfolios Owned by Director(*)	Aggregate Dollar Range of Shares Owned by Director in the RiverSource Family of Funds (**)
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G. Carlton	None	$50,001-$100,000
Patricia M. Flynn	None	Over $100,000
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000
John F. Maher	None	Over $100,000
Catherine James Paglia	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Alison Taunton-Rigby	None	Over $100,000

AFFILIATED BOARD MEMBERS
William F. Truscott	None	Over $100,000

*	The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the Directors.
**	Total includes deferred compensation invested in share equivalents.

Compensation

The New Board Members became Directors of the Fund and substantially all of the Seligman-branded funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. For the year ended December 31, 2008, any compensation received by the New Board Members from the Fund (and other Seligman-branded funds) would relate to the period of November 7, 2008 through December 31, 2008. Only Messrs. Maher and Richie were Directors of the Fund (and other Seligman-branded funds) during the entire year ended December 31, 2008. Messrs. Maher and Richie became directors of the other funds in the RiverSource Family of Funds on December 10, 2008 and November 12, 2008, respectively. Based on the foregoing, total Directors’ fees paid by the Fund to the current independent Directors for the year ended December 31, 2008 were as follows (this amount does not reflect fees paid to former directors who resigned in the fourth quarter of 2008):

Name	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total compensation from Fund and RiverSource Family of Funds Paid to Directors (1)
Kathleen Blatz	$70	N/A	$177,500
Arne H. Carlson	70	N/A	180,000
Pamela G. Carlton	65	N/A	165,000
Patricia M. Flynn (2)	36	N/A	167,500
Anne P. Jones	70	N/A	177,500
Jeffrey Laikind	65	N/A	165,000
Stephen R. Lewis, Jr. (2)	120	N/A	400,000
John F. Maher (2)	2,403	N/A	89,450
Catherine James Paglia (2)	7	N/A	170,000
Leroy C. Richie	2,701	N/A	116,366
Alison Taunton-Rigby	65	N/A	167,500

(1)	For the year ended December 31, 2008, there were 163 portfolios in the RiverSource Family of Funds, including the Fund.
(2)	Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total compensation payable during the period in the amount of $82,208, $60,000, $76,533 and $166,667, respectively (none of which was in respect of the Fund).

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s Chief Compliance Officer, Counsel to the independent Board members, and the Fund’s service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $400,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate director/trustee fees paid by all of the funds (other than any fund-of-funds) in the RiverSource Family of Funds, including the Fund. These fees are accrued monthly based upon the relative net assets of these funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds, RiverSource Partners funds, Threadneedle funds and, as available, the Seligman funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

RiverSource Investments

The funds in the RiverSource Family of Funds (which includes the Seligman funds), RiverSource Investments, the investment manager for the funds and the distributor have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

Wellington Management

Wellington Management, subadviser for the Subadvised Portfolio, has adopted its own Code of Ethics meeting the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Subadvised Portfolio. The Fund’s Board of Directors reviews the Code of Ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such Code of Ethics annually.

Proxy Voting Policies

General Guidelines, Policies and Procedures

The funds in the RiverSource Family of Funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters—The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans—The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors—The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues—The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues—The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries)—Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan—The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds—Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of April 3, 2009, there was no person or persons who controlled any Portfolio, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 3, 2009, the following shareholders were known by the Fund to own of record more than 5% of the outstanding shares of a class of a Portfolio:

Portfolio and Class	Shareholder Name and Address	Percent of Class
Capital Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Capital Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64121	92.27%

Capital Portfolio-Class 2	Kansas City Life Insurance Company 2001 Universal Life P.O. Box 219139 Kansas City, MO 64121	5.25%

Cash Management Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Common Stock Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Communications and Information Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Communications and Information Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64111	24.36%

Communications and Information Portfolio-Class 2	Jefferson National Life Insurance 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223	19.05%

Portfolio and Class	Shareholder Name and Address	Percent of Class

Communications and Information Portfolio-Class 2	The Union Central Life Insurance Company 1876 Waycross Road Cincinnati, OH 45240	11.57%

Communications and Information Portfolio-Class 2	First Variable Life Insurance P.O. Box 830765 Birmingham, AL 35283	8.38%

Communications and Information Portfolio-Class 2	AMERITAS Life Inc 1876 Waycross Road Cincinnati, OH 45240	11.91%

Communications and Information Portfolio-Class 2	First Great West Life 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	15.16%

Communications and Information Portfolio-Class 2	The Guardian Insurance & Annuity Co. Inc. 7 Hanover Square, H-19-F New York, NY 10004	6.72%

Global Technology Portfolio-Class 1	First Great West Life 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111	55.47%

Global Technology Portfolio-Class 1	Allianz Life 5701 Golden Hills Dr. P.O. Box 1117 Minneapolis, MN 55440	44.36%

Global Technology Portfolio-Class 2	Monumental Life Insurance Co. Advisors Edge Select Product Attn: FMD Accounting-MS 4410 4333 Edgewood Road, NE Cedar Rapids, IA 52499	5.61%

Global Technology Portfolio-Class 2	Jefferson National Life Insurance 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223	91.92%

International Growth Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Investment Grade Fixed Income Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	100%

Large-Cap Value Portfolio-Class 1	First Great West Life 8515 Orchard Rd 2T2 Greenwood Village, CO 80111	94.30%

Portfolio and Class	Shareholder Name and Address	Percent of Class

Large-Cap Value Portfolio-Class 1	Jefferson National Life Insurance 9920 Corporate Campus Drive Suite 1000 Louisville, KY 40223	5.70%

Smaller-Cap Value Portfolio-Class 1	Merrill Lynch Insurance Group Services 4804 Deer Lake Dr. E., Jacksonville, FL 32246	12.25%

Smaller-Cap Value Portfolio-Class 1	Allianz Life 5701 Golden Hills Dr. PO Box 1117 Minneapolis, MN 55440	84.38%

Smaller-Cap Value Portfolio-Class 2	The Union Central Life Insurance Company 1876 Waycross Road Cincinnati, OH 45240	82.45%

Smaller-Cap Value Portfolio-Class 2	Kansas City Life Insurance Company P.O. Box 219139 Kansas City, MO 64111	9.25%

Management Ownership

As of April 3, 2009, the directors or officers did not own any Class 1 or Class 2 shares of any Portfolio. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the directors and officers.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders having previously approved (at a special meeting held on November 3, 2008) the Management Agreement between the Fund (on behalf of each Portfolio) and RiverSource Investments, RiverSource Investments is the new investment manager effective November 7, 2008. Shareholders of Seligman International Growth Portfolio also approved at the November meeting the Subadvisory Agreement between RiverSource Investments and Wellington Management.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Portfolio pays RiverSource Investments a fee for managing its assets. The fees paid to RiverSource Investments are the same annual fee rates that were paid to Seligman prior to November 7, 2008.

Each Portfolio pays RiverSource Investments a management fee for its services, equal to a percentage of the Portfolio’s average daily net assets. For the year ended December 31, 2008, the percentages were as follows:

Portfolio	Management Fee Rate (as a % of average daily net assets)
Seligman Capital Portfolio	0.40%

Seligman Cash Management Portfolio	0.40%

Seligman Common Stock Portfolio	0.40%

Seligman Communications and Information Portfolio	0.75%

Seligman Global Technology Portfolio	1.00% on first $2 billion; 0.95% on next $2 billion; 0.90% thereafter

Seligman International Growth Portfolio	1.00% on first $50 million; 0.95% on next $1 billion; 0.90% thereafter

Seligman Investment Grade Fixed Income Portfolio	0.40%

Seligman Large-Cap Value Portfolio	0.80% on first $500 million; 0.70% on next $500 million; 0.60% thereafter

Seligman Smaller-Cap Value Portfolio	1.00% on first $500 million; 0.90% on next $500 million; 0.80% thereafter

Through April 30, 2010, with respect to Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman International Growth Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio, Seligman Smaller-Cap Value Portfolio and Seligman Investment Grade Fixed Income Portfolio, RiverSource Investments and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses to the extent indicated below, unless sooner discontinued by the Fund’s Board.

Name of Portfolio	Caps on Total Expenses (% per annum of the Portfolio’s average daily net assets)
	Class 1	Class 2
Seligman Cash Management Portfolio	0.70%	-*-
Seligman Common Stock Portfolio	1.26	-*-
Seligman Global Technology Portfolio	1.90	2.15%
Seligman International Growth Portfolio	2.00	-*-
Seligman Investment Grade Fixed Income Portfolio	0.85	-*-
Seligman Large-Cap Value Portfolio	1.42	1.67
Seligman Smaller-Cap Value Portfolio	1.22	1.47
* Class 2 shares are not offered.

The following table indicates the management fees paid and the amount of management fee waivers/expense reimbursements for the years ended December 31, 2008, 2007 and 2006.

	2008		2007		2006
Portfolio	Fee	Waiver/ Reimbursement	Fee	Waiver/ Reimbursement	Fee	Waiver/ Reimbursement
Seligman Capital Portfolio	$34,357	$—	$44,328	$—	$48,784	$—
Seligman Cash Management Portfolio	36,377	19,467	43,269	13,801	53,225	1,284
Seligman Common Stock Portfolio	16,622	—	28,080	—	30,887	—
Seligman Communications and Information Portfolio	333,001	—	430,167	—	436,632	—
Seligman Global Technology Portfolio	61,619	101,372	85,706	97,403	88,392	58,789
Seligman International Growth Portfolio	30,535	80,200	42,745	86,100	40,134	77,953
Seligman Investment Grade Fixed Income Portfolio	7,772	26,207	7,934	32,224	9,445	36,099
Seligman Large-Cap Value Portfolio	23,120	11,906	34,194	—	37,894	—
Seligman Smaller-Cap Value Portfolio	1,319,550	—	2,203,083	—	2,279,238	—

As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund(s). Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

Subject to the control of the Board of Directors, RiverSource Investments is responsible for the investments of each Portfolio (with the assistance of Wellington Management in the case of the Subadvised Portfolio). Other than the Subadvisory Agreement with Wellington Management, there are no other management-related service contracts under which services are or may be provided to the Portfolios. No person or persons, other than the directors, officers, employees of RiverSource Investments, or the Fund regularly advise the Fund or the Portfolios with respect to their investments (other than Wellington Management, as discussed below).

Under the Management Agreement, RiverSource Investments, subject to the control of the Board of Directors, manages the affairs of the Subadvised Portfolio and provides the services described in such agreement on the terms set forth therein. The Management Agreement provides that RiverSource Investments will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Portfolio with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Portfolio, making purchases and sales of securities on behalf of the Subadvised Portfolio and determining how voting and other rights with respect to securities of the Subadvised Portfolio shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectus and the requirements of the 1940 Act and other applicable law. Pursuant to the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to the Subadvised Portfolio, they shall be provided by RiverSource Investments or by such other firm as may be selected by the Subadvised Portfolio and approved in accordance with applicable requirements.

The Management Agreement provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of a Portfolio and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either a Portfolio or RiverSource Investments at any time by giving the other party 60 days' written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Portfolio. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund, the Portfolios or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Portfolio. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Portfolio does not waive any right which it may have under such laws or regulations.

Subadvisory Arrangement

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Portfolio under a subadvisory arrangement between Wellington Management and Seligman, the Fund’s predecessor investment manager. The subadvisory arrangement was initially approved by the Board of Directors of the Fund in respect of the Subadvised Portfolio on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of the Subadvised Portfolio at a Special Meeting of Shareholders held on December 4, 2003. The Subadvisory Agreement between RiverSource Investments and Wellington Management was initially approved by the Directors on July 29, 2008 and by the shareholders of the Subadvised Portfolio at a special meeting held on November 3, 2008. The Subadvisory Agreement became effective on November 7, 2008.

The fees payable by the Subadvised Portfolio did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by RiverSource Investments (not by the Subadvised Portfolio), and the fees payable by the Subadvised Portfolio to RiverSource Investments were unchanged.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to the Subadvised Portfolio. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of the Subadvised Portfolio.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the Subadvised Portfolio set forth in the applicable Prospectus and Statement of Additional Information and the requirements of the 1940 Act and other applicable law, furnishes RiverSource Investments and the Subadvised Portfolio with such investment advice, research and assistance as RiverSource Investments or the Subadvised Portfolio shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of the Subadvised Portfolio: (i) to participate in the development of the Subadvised Portfolio’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Portfolio with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by RiverSource Investments, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management’s responsibilities extend to the Subadvised Portfolio’s assets. Under the Management Agreement, RiverSource Investments continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Fund, the Subadvised Portfolio, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of the Subadvised Portfolio.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of the Subadvised Portfolio, each month a fee calculated on each day during such month at the annual rates set forth below:

Subadvised Portfolio	Subadvisory Fee as a Percentage of Average Daily Net Assets
Seligman International Growth Portfolio - up to $50 million - over $50 million	0.45% 0.40%

This fee is paid by RiverSource Investments and does not affect the fee paid by the Subadvised Portfolio to RiverSource Investments pursuant to the Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of the Subadvised Portfolio’s investments.

Termination. The Subadvisory Agreement provides that it is effective November 7, 2008 and will continue in effect until November 7, 2010 and from year to year if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to the Subadvised Portfolio, without payment of penalty, by the Fund on 60 days’ written notice to Wellington Management by vote of the Directors or by vote of the majority of the outstanding voting securities of the Subadvised Portfolio, as defined by the 1940 Act. The Subadvisory Agreement also provides that it may also be terminated, with respect to the Subadvised Portfolio, by Wellington Management or RiverSource Investments at any time upon not less than 60 days’ written notice to the other and to the Fund. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of the Subadvised Portfolio, and upon termination of the Management Agreement in respect of the Subadvised Portfolio.

Principal Underwriter

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc., an affiliate of RiverSource Investments, located at 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55402, acts a general distributor of the shares of the Portfolios as well as the other funds in the RiverSource Family of Funds. The distributor is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and the distributor are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated November 7, 2008, subject to the control of the Fund’s Board of Directors, RiverSource Investments manages the investment of the assets of the Portfolios, including making purchases and sales of portfolio securities consistent with the Portfolios’ investment objectives and policies.

Administrative Services

Under an Administrative Services Agreement, Ameriprise Financial provides the Fund(s) with administration and accounting services. As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of RiverSource Investments, or Wellington Management, regularly advise the Fund’s Portfolios or Subadvised Portfolio, as the case may be, with respect to the Portfolios’ investments.

Rule 12b-1 Plan

Each Portfolio has adopted a Shareholder Servicing and Distribution Plan (“12b-1 Plan”) with respect to each Portfolio’s Class 2 shares in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Portfolio, with respect to Class 2 shares, is authorized to pay monthly to the distributor, an annual shareholder servicing and distribution fee of up to 0.25% of the average daily net assets attributable to Class 2 shares. The distributor uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares including, but not limited to, (1) the printing and delivering of prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Portfolios to current Contract owners, (2) providing facilities to answer questions from current Contract owners about the Portfolios, (3) receiving and answering correspondence, (4) providing information to RiverSource Investments and to Contract owners with respect to shares of the Portfolios attributable to Contract owner Accounts, (5) complying with federal and state securities laws pertaining to the sale of shares of the Portfolios, (6) assisting Contract owners in completing application forms and selecting dividend and other Account options, and (7) other distribution related services. Additionally, the distributor may also use this fee to make payments to administrators or their affiliates for similar services provided to Qualified Plans and their beneficiaries. Because these 12b-1 fees are paid out of the Portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in the Portfolio and may cost shareholders more than other types of charges related to an investment. The participating insurance companies will also provide such office space and equipment, telephone facilities, and personnel as may be reasonably necessary or beneficial in order to provide such services to owners. No fees payable pursuant to the Rule 12b-1 Plan are retained by the distributor. The total amounts paid by the Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio to the distributor in respect of Class 2 shares for the year ended December 31, 2008 and such amounts stated as a percentage of the Portfolios' Class 2 shares' average daily net assets, are as follows:

Portfolio*	Total Fees Paid	% of Average Net Assets
Seligman Capital Portfolio	$11,516	0.25%
Seligman Communications and Information Portfolio	37,979	0.25
Seligman Global Technology Portfolio	3,279	0.17
Seligman Large-Cap Value Portfolio*	-0-	-0-
Seligman Smaller-Cap Value Portfolio	58,936	0.20

*	There were no Class 2 shares issued or outstanding during the year ended December 31, 2008 with respect to Seligman Large-Cap Value Portfolio and the other Portfolios of the Fund not otherwise listed above.

RiverSource Investments, in its sole discretion, may also make similar payments to the distributor, participating insurance companies or Plan administrators from its own resources, which may include the management fee that RiverSource Investments receives from the Portfolios. Payments made by the Portfolios under the 12b-1 Plan are intended to be used to encourage sales of Class 2 shares to Contract owners, as well as to discourage redemptions and/or exchanges.

Fees paid by each Portfolio under the 12b-1 Plan in respect of Class 2 shares may not be used to pay expenses incurred solely in respect of Class 1 shares or any other Seligman mutual fund.

The amounts expended by the distributor in any one year with respect to Class 2 shares of a Portfolio may exceed the 12b-1 fees paid by the Portfolio in that year. Each Portfolio’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class 2 shares in one fiscal year to be paid from Class 2 12b-1 fees in any other fiscal year; however, in any fiscal year the Portfolios are not obligated to pay any 12b-1 fees in excess of those described above.

The 12b-1 Plan with respect to the Class 2 shares of each Portfolio was initially approved on March 16, 2000 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (“Qualified Directors”). The 12b-1 Plan will continue in effect until December 31 of each year, so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to the distributor without the approval of a majority of the outstanding voting securities of the relevant class. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

Portfolio Managers

Other Accounts Managed by Portfolio Managers, and Compensation. For purposes of this discussion, each member of a Portfolio’s portfolio team is referred to as a “portfolio manager”. Set forth below, by Portfolio, for each portfolio manager is: (i) a Table A which identifies the number of accounts managed (other than the Portfolio managed by the particular portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts; (ii) a separate Table B, as applicable, which identifies only those accounts that have an advisory fee based on the performance of the account; and (iii) an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Unless noted otherwise, all information is provided as of December 31, 2008. For purposes of the tables, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Seligman Capital Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erik J. Voss	5 Registered Investment Companies with approximately $1.92 billion in net assets under management.	0 Other Pooled Investment Vehicles.	17 Other Accounts with approximately $130.2 million in total assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erik J. Voss	2 Registered Investment Companies with approximately $1.5 billion in net assets under management.	0 Registered Investment Companies.	0 Other Accounts.

Compensation:

For the year ended December 31, 2008, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; and (ii) a bonus based on the investment performance of two other Seligman-branded funds (one of which is managed similarly to Seligman Capital Portfolio) for which Mr. Voss serves as portfolio manager (the “Voss Funds”) as compared to the funds constituting the Lipper averages that include the Voss Funds. This compensation was determined by Seligman, the Portfolio’s predecessor investment manager.

For 2009 compensation, see below.

Seligman Common Stock Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Dimitris J. Bertsimas	29 Registered Investment Companies with approximately $9.82 billion in net assets under management.	1 Other Pooled Investment Vehicles with approximately $9.78 million in net assets under management.	15 Other Accounts with approximately $2.74 billion in net assets under management.

Gina K. Mourtzinou	9 Registered Investment Companies with approximately $4.49 billion in net assets under management.	None	5 Other Accounts with approximately $93.15 million in net assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Dimitris J. Bertsimas	9 Registered Investment Companies with approximately $7.49 billion in net assets under management.	None	None

Gina K. Mourtzinou	6 Registered Investment Companies with approximately $3.29 billion in net assets under management.	None	None

For compensation of portfolio managers of Seligman Common Stock Portfolio, see below.

Seligman Communications and Information Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Paul H. Wick	4 Registered Investment Companies with approximately $2.5 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	5 Other Accounts with approximately $184.5 million in total assets under management.

Richard M. Parower	4 Registered Investment Companies with approximately $2.5 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	6 Other Accounts with approximately $185.3 million in total assets under management.

Reema D. Shah	4 Registered Investment Companies with approximately $2.5 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	7 Other Accounts with approximately $191.2 million in total assets under management.

Sangeeth Peruri	1 Registered Investment Company with approximately $2.2 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.8 billion in net assets under management.	10 Other Accounts with approximately $200.2 million in total assets under management.

Ajay Diwan	4 Registered Investment Companies with approximately $2.5 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	7 Other Accounts with approximately $188.2 million in total assets under management.

Seligman Communications and Information Portfolio:

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Paul H. Wick	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Account with approximately $182.7 million in total assets under management.

Richard M. Parower	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Account with approximately $182.7 million in total assets under management.

Reema D. Shah	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Account with approximately $182.7 million in total assets under management.

Sangeeth Peruri	0 Registered Investment Companies.	3 Other Pooled Investment Vehicles with approximately $1.82 billion in net assets under management.	2 Other Accounts with approximately $182.7 million in total assets under management.

Ajay Diwan	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Account with approximately $182.7 million in total assets under management.

Compensation:

As compensation for their responsibilities, each of Messrs. Wick, Diwan, Parower and Peruri and Ms. Shah received a base salary and bonus for the year ended December 31, 2008 (as determined by Seligman, the Portfolio’s predecessor investment manager).

For the year ended December 31, 2008, the bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

For 2009 compensation, see below.

Seligman Global Technology Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Richard M. Parower	4 Registered Investment Companies with approximately $2.6 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	6 Other Accounts with approximately $185.3 in total assets under management.

Paul H. Wick	4 Registered Investment Companies with approximately $2.6 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	5 Other Accounts with approximately $184.5 million in total assets under management.

Reema D. Shah	4 Registered Investment Companies with approximately $2.6 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	7 Other Accounts with approximately $191.2 in total assets under management.

Ajay Diwan	4 Registered Investment Companies with approximately $2.6 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.3 billion in net assets under management.	7 Other Accounts with approximately $188.2 million in total assets under management.

Benjamin Lu	2 Registered Investment Company with approximately $300 million in net assets under management.	1 Other Pooled Investment Vehicles with approximately $32.6 million in net assets under management.	1 Other Account with approximately $0.06 million in total assets under management.

Seligman Global Technology Portfolio:

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Richard M. Parower	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Accounts with approximately $182.7 million in total assets under management.

Paul H. Wick	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Accounts with approximately $182.7 million in total assets under management.

Reema D. Shah	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Accounts with approximately $182.7 million in total assets under management.

Ajay Diwan	1 Registered Investment Company with approximately $93.3 million in net assets under management.	2 Other Pooled Investment Vehicles with approximately $1.25 billion in net assets under management.	2 Other Accounts with approximately $182.7 million in total assets under management.

Benjamin Lu	1 Registered Investment Company with approximately $93.3 million in net assets under management.	0 Other Pooled Accounts.	0 Other Accounts.

Compensation:

As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu and Ms. Shah received a base salary and bonus for the year ended December 31, 2008 (as determined by Seligman, the Portfolio’s predecessor investment manager).

For the year ended December 31, 2008, the bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

For 2009 compensation, see below.

Seligman Large-Cap Value Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Neil T. Eigen	6 Registered Investment Companies with approximately $589.7 million in net assets under management.	1 Other Pooled Investment Vehicle with approximately $107.0 million in net assets under management.	74 Other Accounts with approximately $2.51 billion in total assets under management.*

Richard S. Rosen	6 Registered Investment Companies with approximately $589.7 million in net assets under management.	1 Other Pooled Investment Vehicle with approximately $107.0 million in net assets under management.	75 Other Accounts with approximately $2.47 billion in total assets under management.*

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Neil T. Eigen	3 Registered Investment Companies with approximately $231.2 million in net assets under management.	None	None

Richard S. Rosen	3 Registered Investment Companies with approximately $231.2 million in net assets under management.	None	None

Compensation:

As compensation for their responsibilities, each of Messrs. Eigen and Rosen received a base salary and bonus for the year ended December 31, 2008. Compensation for year ended December 31, 2008 was determined by Seligman, the Portfolio’s predecessor investment manager. For purposes of this discussion, each of the above-named individuals is referred to as a “portfolio manager.”

Bonuses are comprised of a discretionary component and a performance component based upon (i) the annual revenues generated from the accounts under management for the portfolio managers’ investment team and (ii) the weighted-average pre-tax investment performance of such accounts in the following categories versus corresponding benchmarks over a rolling three-year period (ending November 30th for mutual funds and September 30th for all other accounts) as follows:

Seligman large-cap value mutual funds	—	Lipper Large-Cap Value Funds Average
Seligman smaller-cap value mutual funds	—	Lipper Small-Cap Value Funds Average
Large-cap value institutional accounts	—	Callan Large-Cap Value Universe
Small-cap value institutional accounts	—	Callan Small-Cap Value Universe
Large-cap value wrap accounts	—	Callan Large-Cap Value Universe
Small-cap value wrap accounts	—	Callan Small-cap Value Universe

With respect to Mr. Eigen, the discretionary component was also based upon, among other factors, the competitive environment for Mr. Eigen’s services.

For 2009 compensation, see below.

Seligman Smaller-Cap Value Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Neil T. Eigen	6 Registered Investment Companies with approximately $508.5 million in net assets under management.	1 Other Pooled Investment Vehicle with approximately $107.0 million in net assets under management.	74 Other Accounts with approximately $2.51 billion in total assets under management.

Richard S. Rosen	6 Registered Investment Companies with approximately $508.5 million in net assets under management.	1 Other Pooled Investment Vehicle with approximately $107.0 million in net assets under management.	75 Other Accounts with approximately $2.47 billion in total assets under management.

*Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Neil T. Eigen	3 Registered Investment Companies with approximately $231.2 million in net assets under management.	None	None

Richard S. Rosen	3 Registered Investment Companies with approximately $231.2 million in net assets under management.	None	None

Compensation:

With respect to the compensation to Messrs. Eigen and Rosen for management of Seligman Smaller-Cap Value Portfolio for the year ended December 31, 2008, refer to the discussion, above, under the caption, “Other Accounts Managed by Portfolio Managers, and Compensation – Seligman Large-Cap Value Portfolio – Compensation”.

For 2009 compensation, see below.

Seligman International Growth Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew S. Offit	13 Registered Investment Companies with approximately $2.6 billion in net assets under management.	16 Other Pooled Investment Vehicles with approximately $2.3 billion in net assets under management.	17 Other Accounts with approximately $2.2 billion in total assets under management.

Jean-Marc Berteaux	13 Registered Investment Companies with approximately $2.6 billion in net assets under management.	17 Other Pooled Investment Vehicles with approximately $2.3 billion in net assets under management.	17 Other Accounts with approximately $2.2 billion in total assets under management.

Matthew D. Hudson	13 Registered Investment Companies with approximately $2.6 billion in net assets under management.	16 Other Pooled Investment Vehicles with approximately $2.3 billion in net assets under management.	17 Other Accounts with approximately $2.2 billion in total assets under management.

Seligman International Growth Portfolio:

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Andrew S. Offit	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $115.2 million in total assets under management.

Jean-Marc Berteaux	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $115.2 million in total assets under management.

Matthew D. Hudson	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	1 Other Account with approximately $115.2 million in total assets under management.

Compensation:

Wellington Management receives a fee based on the assets under management of the Subadvised Portfolio as set forth in the Subadvisory Agreement between Wellington Management and RiverSource Investments on behalf of the Subadvised Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Subadvised Portfolio. The following information relates to the fiscal year ended December 31, 2008.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Subadvised Portfolio managers who are primarily responsible for the day-to-day management of the Subadvised Portfolio (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for the other Investment Professional is determined by his experience and performance in his role as an Investment Professional. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of Wellington Management. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Subadvised Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Subadvised Portfolio is linked to the gross pre-tax performance of the Subadvised Portfolio managed by the Investment Professional compared to the MSCI EAFE Growth Index (prior to March 1, 2006, the MSCI EAFE Index) over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula. Messrs. Berteaux and Offit are partners of Wellington Management.

Seligman Investment Grade Fixed Income Portfolio:

Table A

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Tom Murphy	8 Registered Investment Companies with approximately $9.0 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $819 million in net assets under management.	14 Other Accounts with approximately $10.1 billion in net assets under management.

Scott Schroepfer	10 Registered Investment Companies with approximately $10.9 billion in net assets under management.	None	None

Todd White	12 Registered Investment Companies with approximately $10.7 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.7 billion in net assets under management.	40 Other Accounts with approximately $15.2 billion in net assets under management.

Table B

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Tom Murphy	3 Registered Investment Companies with approximately $5.2 billion in net assets under management.	None	None

Scott Schroepfer	3 Registered Investment Companies with approximately $1.9 billion in net assets under management.	None	None

Todd White	3 Registered Investment Companies with approximately $1.1 billion in net assets under management.	None	1 Other Account with approximately $113.4 million in total assets under management.

Compensation:

The following compensation information applies to the portfolio managers of Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio and the portfolio managers of the other Portfolios (other than the Subadvised Portfolio) for 2009, as determined by RiverSource Investments.

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Material Conflicts of Interest. Set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Conflicts of Interest – RiverSource Investments:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts noted above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Conflicts of Interest – Wellington Management:

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of Seligman International Growth Portfolio (the Subadvised Portfolio). The Investment Professionals make investment decisions for each account, including the Subadvised Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Subadvised Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Subadvised Portfolio, or make investment decisions that are similar to those made for the Subadvised Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Subadvised Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Subadvised Portfolios’ holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Subadvised Portfolio to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Securities Ownership. The Portfolios are available only to participating insurance companies to fund benefits of variable annuity and variable life insurance contracts and, in respect of Seligman Communications and Information Portfolio Class 2 shares, also to certain qualified pension and retirement plans. As such, a direct ownership of shares in the Portfolios is not available to individual investors, including the portfolio managers.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any Portfolio subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a Portfolio’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each Portfolio, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the RiverSource Family of Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Portfolios.

A Portfolio’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Portfolio, the investment manager and each subadviser may use brokerdealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the Portfolios (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or Portfolio.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a Portfolio and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of Portfolio commissions may create potential conflicts of interest between the investment manager or subadviser and a Portfolio.

However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of Portfolio commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that Portfolio commissions pay only for the investment decision-making portion of a mixed-use item.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a Portfolio buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Portfolio. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including a Portfolio.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a Portfolio according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the Portfolio will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Portfolio and (ii) the affiliate charges the Portfolio commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.

Total Brokerage Commissions

Brokerage commissions of each Portfolio (except Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio) for the years ended December 31, 2008, 2007 and 2006, are set forth in the following table:

	Total Brokerage Commissions Paid for Execution and Statistical Services(1)(2)
Portfolio	2008	2007	2006
Seligman Capital Portfolio	$45,616	$49,328	$79,548
Seligman Common Stock Portfolio	12,871	21,313	26,309
Seligman Communications and Information Portfolio	155,400	249,116	331,475
Seligman Global Technology Portfolio	30,584	45,754	57,337
Seligman International Growth Portfolio	24,441	24,729	17,559
Seligman Large-Cap Value Portfolio	1,966	1,977	3,033
Seligman Smaller-Cap Value Portfolio	150,656	172,691	426,084

(1)	Not including any spreads on principal transactions on a net basis.
(2)	Changes in commissions paid from year to year result from, among other things, changes in portfolio turnover.

For the years ended December 31, 2008, 2007 and 2006, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman (the predecessor investment manager), RiverSource Investments (on or after the Acquisition), Wellington Management, or the distributor.

Regular Broker-Dealers

During the year ended December 31, 2008, certain of the Portfolios of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, as follows:

Portfolio	Name of Regular Broker or Dealer or Parent	Value of Securities Owned at December 31, 2008
Seligman Common Stock Portfolio	Citigroup	$55,787
Seligman Common Stock Portfolio	Lehman Brothers Inc.	4,681
Seligman Common Stock Portfolio	JPMorgan Chase	96,103
Seligman Investment Grade Fixed Income Portfolio	Citigroup	10,101
Seligman Investment Grade Fixed Income Portfolio	JPMorgan Chase	5,119
Seligman Investment Grade Fixed Income Portfolio	Lehman Brothers, Inc.	1,425
Seligman Large-Cap Value Portfolio	JPMorgan Chase	78,825

Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. The Fund presently offers nine separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. Shares of capital stock of each Portfolio have a par value of $.001 and are divided into two classes, designated as Class 1 common stock and Class 2 common stock. Each share of a Fund’s Class 1 and Class 2 common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate shareholder servicing and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquidation, conversion or prescriptive rights.

In accordance with current policy of the SEC, holders of the Accounts have the right to instruct the applicable participating insurance companies as to voting of Portfolio shares held by such Accounts on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Accounts of participating insurance companies are more fully set forth in the prospectuses or disclosure documents relating to those Accounts, which should be read together with each Portfolio’s Prospectus. A Plan’s trustees generally holds the Portfolio shares sold to a Qualified Plan. The responsibility to vote these shares varies from plan to plan. Generally, more detailed information regarding the voting responsibilities relating to a specific Plan’s assets can be found in the plan’s disclosure documents. These documents should be read in conjunction with each Portfolio’s Prospectus.

The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders, and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund’s Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund’s Articles of Incorporation and By-laws, or Maryland corporate law.

Other Securities

The Fund has no authorized securities other than the above-mentioned common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Shares of the Fund’s Portfolios are only being offered to: (1) Accounts established by participating insurance companies to fund benefits of the Contracts and (2) with respect to Class 2 shares of Seligman Communications and Information Portfolio, Qualified Plans. The Accounts may invest in shares of the Portfolios in accordance with allocation instructions received from the owners of the Contracts. A more detailed description of such allocations rights and information on how to purchase or surrender a Contract, as well as sales charges and other expenses imposed by the Contracts on their owners, are further described in the separate prospectuses and disclosure documents issued by the participating insurance companies and accompanying each Portfolio’s Prospectus. Qualified Plans may invest in shares of Seligman Communications and Information Portfolio in accordance with applicable law and their own governing documents. Beneficiaries of such Plans are encouraged to consult their plan administrators for additional information. The Fund reserves the right to reject any order for the purchase of shares of the Fund’s Portfolios.

Offering Price

The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) each day that the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuing Fund Shares

For Funds other than Money Market Funds. A Portfolio’s securities are valued as follows as of the close of business of the New York Stock Exchange (the "Exchange"):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the portfolio of Seligman Cash Management Portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the Portfolio’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the Portfolio’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Portfolio’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Portfolio’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Purchase or redemption requests received by participating insurance companies and Qualified Plans by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) are effected at the applicable Portfolio’s net asset value per share calculated on the date such purchase or redemption requests are received.

Redemption in Kind

The procedures for redemption of Fund shares under ordinary circumstances are set forth in each Portfolio’s Prospectus. In unusual circumstances, payment may be postponed, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund’s Portfolios to fairly determine the value of the Portfolios' net assets; or (iii) such other periods as ordered by the SEC for the protection of the Portfolio’s shareholders. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the accounts in whole or in part, by a distribution in kind from the Portfolio’s investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. The Fund reserves the right to make such an in-kind distribution for redemptions in excess of 15% of a Portfolio. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the accounts in converting such securities into cash. Participating Plans will also be subject to the policies and procedures set forth above.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, RiverSource Investments, the distributor or the transfer agent or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund, the distributor or the transfer agent or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund, the distributor or the transfer agent or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, RiverSource Investments, the distributor or the transfer agent or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of a Portfolio’s shares.

Taxation of the Fund

Each Portfolio of the Fund is qualified and intends to continue to qualify for tax treatment as a “regulated investment company” under certain provisions of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund’s Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund’s Portfolios will be treated as a separate entity. Dividends on Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or capital gain distribution. Information regarding the tax consequences of an investment in the Fund’s Portfolios is contained in the separate prospectuses or disclosure documents of the Accounts, which should be read together with this SAI.

At December 31, 2008, the Portfolios listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. These amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Portfolios listed below until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Portfolio will be able to utilize all of its capital loss carryforwards before they expire. These net capital loss carryforwards expire in various fiscal years and amounts, as follows:

Portfolio	Fiscal Year	Amount
Seligman Capital Portfolio	2010	$6,090,930
	2011	1,961,724

	Total	$8,052,654

Seligman Common Stock Portfolio	2010	$519,960
	2011	366,561
	2016	632,912

	Total	$1,519,433

Seligman Communications and Information Portfolio	2010	$7,829,523
	2011	5,578,202
	2016	2,165,561

	Total	$15,573,286

Seligman Global Technology Portfolio	2009	$4,220,678
	2010	4,941,506
	2011	108,762
	2016	544,778

	Total	$9,815,724

Seligman International Growth Portfolio	2010	$481,074
	2011	1,325,858

	Total	$1,806,932

Seligman Investment Grade Fixed Income Portfolio	2013	$56,148
	2014	75,090

	Total	$131,238

During the year ended December 31, 2008, Seligman Investment Grade Fixed Income Portfolio and Seligman Large Cap Value Portfolio utilized $10,521 and $56,757, respectively, of prior years’ capital loss carryforwards to offset current year’s net realized gains. In addition, from November 1, 2008 through December 31, 2008, certain Portfolios incurred net realized capital losses. As permitted by tax regulations, these Portfolios intend to elect to defer these losses and treat them as arising in the year ending December 31, 2009. The following losses will be available to offset future taxable net gains:

Portfolio	Loss Carryforwards Utilized
Seligman Capital Portfolio	$961,522
Seligman Common Stock Portfolio	1,816,483
Seligman Communications and Information Portfolio	1,077,310
Seligman Global Technology Portfolio	296,659
Seligman International Growth Portfolio	263,894
Seligman Investment Grade Fixed Income Portfolio	23,719
Seligman Large-Cap Value Portfolio	151
Seligman Smaller-Cap Value Portfolio	3,276,669

Underwriters

Distribution of Securities

The Fund and the distributor are parties to a Distribution and Shareholder Servicing Agreement under which the distributor acts as the exclusive agent for distribution of shares of the Portfolios. The distributor accepts orders for the purchase of Portfolio shares, which are offered continuously.

Compensation

The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Fund, did not receive any commissions or other compensation from the Fund during the fiscal year ended December 31, 2008.

Payments to RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York

The Portfolios are sold exclusively as underlying investment options of variable insurance policies and annuity contracts (products) offered by RiverSource Life Insurance Company (RiverSource Life) and its wholly-owned subsidiary, RiverSource Life Insurance Co. of New York (collectively, the Companies). RiverSource Investments and its affiliates make or support payments out of their own resources to the Companies, as a result of the Companies including the Portfolios as investment options in the products. These products may also include unaffiliated mutual funds as investment options, and the Companies receive payments from the sponsors of these unaffiliated mutual funds as a result of including these funds in the products. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments, and the distributor, and the products they offer, including the Portfolios. The amount of payment from sponsors of unaffiliated funds or allocation from RiverSource Investments and its affiliates varies, and may be significant. The amount of the payment or allocation the Companies receive from a fund may create an incentive for the Companies and may influence their decision regarding which funds to include in a product. These arrangements are sometimes are referred to as “revenue sharing payments,” and are in addition to any 12b-1 distribution and/or service fees or other amounts paid by the funds for account maintenance, subaccounting or recordkeeping services provided directly by the Companies. See the product prospectus for more information regarding these payments and allocations.

Calculation of Yield and Performance Data

Total return and yield figures are based on each Portfolio’s historical performance and are not intended to indicate future performance. Average annual total return and yield are determined in accordance with formulas specified by the SEC. From time to time, Seligman (the predecessor investment manager), and since the Acquisition, RiverSource Investments have waived fees and/or reimbursed expenses. Absent such waivers/reimbursements, returns would have been lower.

The average annual total returns for each Portfolio are computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant periods. It is then assumed that at the end of the periods presented, the entire amount is redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for each Portfolio is computed by assuming a hypothetical initial investment of $1,000 in the Portfolio, and assuming that all of the dividends and capital gain distributions paid by the Portfolio, if any, are reinvested over the relevant period. It is then assumed that at the end of the period presented, the entire amount is redeemed. The cumulative total return is then calculated by calculating the total value of the investment at the end of the period and dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The annualized yield quotations in respect of Seligman Investment Grade Fixed Income Portfolio are computed by dividing the Portfolio’s net investment income per share earned during the 30-day period by the offering price per share on the last day of the period. Income is computed by totaling the dividends and interest earned on all portfolio investments during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The annualized yield for the 30-day period ended December 31, 2008 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 2.78%. The average number of Class 1 shares of Seligman Investment Grade Fixed Income Portfolio was 218,256, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield.

There were no Class 2 shares of Seligman Investment Grade Fixed Income Portfolio outstanding during the year ended December 31, 2008, so no yield data is presented.

Seligman (the predecessor investment manager) and since the Acquisition, RiverSource Investments reimbursed certain expenses for certain of the Portfolios during the year ended December 31, 2008. Without these reimbursements, yields and total returns would have been lower and the annualized yield for the 30-day period ended December 31, 2008 for Class 1 shares of Seligman Investment Grade Fixed Income Portfolio would have been 0.94%.

The average annual total returns for each of the Portfolio’s Class 1 shares (except Seligman Cash Management Portfolio) for the one-, five- and ten-year periods ended December 31, 2008 and their corresponding cumulative total returns for the ten-year periods ended December 31, 2008 or, if shorter, since inception, are presented below.

	10-Year Cumulative Total Returns	Average Annual Total Returns
Portfolio/Class 1		One Year	Five Years	Ten Years
Seligman Capital Portfolio	0.25%	(47.92)%	(4.69)%	0.02%
Seligman Common Stock Portfolio	(40.63)	(45.07)	(6.19)	(5.08)
Seligman Communications and Information Portfolio	24.41	(36.22)	1.54	2.21
Seligman Global Technology Portfolio	10.68	(40.25)	(1.77)	1.02
Seligman International Growth Portfolio	(39.47)	(57.43)	(3.42)	(4.90)
Seligman Investment Grade Fixed Income Portfolio	43.53	(0.70)	2.35	3.68
Seligman Large-Cap Value Portfolio	1.36	(38.03)	(0.19)	0.14
Seligman Smaller-Cap Value Portfolio	147.97	(39.53)	(2.54)	9.51

Presented below are the average annual total returns for each of the Class 2 shares of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio and Seligman Smaller-Cap Value Portfolio for the one- and five-year periods ended December 31, 2008 and the period from the commencement of offering of Class 2 shares (or inception date) through December 31, 2008 and the cumulative total returns for Class 2 shares of each Portfolio since inception. There were no Class 2 shares outstanding during the periods shown with respect to the other Portfolios of the Fund, so no performance data is presented. Class 2 shares of Seligman Large-Cap Value Portfolio were first offered in October 2008, and as of April 15, 2009, no Class 2 shares have been issued.

Portfolio/Class 2	Inception Date	Cumulative Total Returns Since Inception	Average Annual Total Returns
			One Year	Five Years	Since Inception
Seligman Capital Portfolio	8/30/00	(54.05)%	(48.09)%	(4.95)%	(8.90)%
Seligman Communications and Information Portfolio	5/01/00	(42.84)	(36.38)	1.27	(6.24)
Seligman Global Technology Portfolio	5/01/00	(55.79)	(40.38)	(1.94)	(8.98)
Seligman Smaller-Cap Value Portfolio	5/01/01	33.48	(39.58)	(2.72)	3.83

The average annual and cumulative total return quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease average annual and cumulative total returns.

The current yield of Seligman Cash Management Portfolio is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 366/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Portfolio shares.

The following are examples of the yield calculations for Class 1 shares of Seligman Cash Management Portfolio for the seven-day period ended December 31, 2008. Yield quotations may be of limited use for comparative purposes because they do not reflect charges imposed at the Account level which, if included, would decrease the yield. There were no Class 2 shares of Seligman Cash Management Portfolio outstanding during the period shown, so no yield data is presented.

Seligman Cash Management Portfolio - Class 1 shares
Total dividends per share from net investment income
(seven days ended December 31, 2008)	$0.000049

Annualized (365 days basis)	0.002562
Average net asset value per share	1.000

Annualized historical net yield (seven days ended December 31, 2008)*	0.26%

Effective yield (seven days ended December 31, 2008)**	0.26%

Weighted average life to maturity of investments was 18 days at December 31, 2008.

*	This represents the annualized average net investment income for the seven days ended December 31, 2008.
**	Annualized average of net investment income for the same period with dividends reinvested.

Financial Statements

The Annual Report to Shareholders for the year ended December 31, 2008 for the Fund’s Portfolios contains a portfolio of the investments of each Portfolio as of December 31, 2008, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of the Fund’s former auditors, Deloitte & Touche LLP (“Deloitte & Touche”), Independent Registered Public Accounting Firm thereon, are incorporated herein by reference, the Fund’s former auditors. The Annual Report and Mid-Year Report will be furnished without charge to investors who request copies of this SAI.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary of judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (“Seligman”), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Custodians. As of the date of this SAI, with the exception of each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of certain of the Fund’s Portfolios.

As of the date of this SAI, JP Morgan Chase Bank, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of Seligman Global Technology Portfolio and Seligman International Growth Portfolio, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.

Independent Registered Public Accounting Firm. Ernst & Young LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is 220 S. 6th Street #1400, Minneapolis, MN 55402.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Fund (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Fund. Ernst & Young LLP began service as the Corporation’s independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Corporation’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Acquisition of Seligman and the Fund becoming part of the

RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Fund if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Fund’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Fund’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the Fund’s financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Fund has furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Fund’s fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Fund nor anyone on behalf of the Fund consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and neither a written report was provided to the Fund nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Fund in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Appendix A

Investment Management Fee Schedule

The table below outlines the investment management fees, effective in the second half of 2009, to be charged to the funds by RiverSource Investments for providing investment management services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Capital Fund, Inc.	First $1.0	0.805%
	Next $1.0	0.765%
	Over $2.0	0.715%
Seligman Cash Management Fund, Inc.	First $1.0 Next $0.5 Next $0.5 Next $0.5 Next $2.5 Next $1.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Over $24.0	0.330% 0.313% 0.295% 0.278% 0.260% 0.240% 0.220% 0.215% 0.190% 0.180% 0.170% 0.160% 0.150%
Seligman Communications and Information Fund, Inc.	First $3.0	0.855%
	Next $3.0	0.825%
	Over $6.0	0.725%
Seligman Frontier Fund, Inc.	First $750 million	0.885%
	Over $750 million	0.790%
Seligman Global Fund Series, Inc. - Seligman Global Smaller Companies Fund	First $100 million	0.95%
	Over $100 million	0.85%
Seligman Global Fund Series, Inc. - Seligman Global Technology Fund	First $2 billion	0.95%
	Next $2 billion	0.91%
	Over $4 billion	0.87%
Seligman Growth Fund, Inc.	First $1 billion	0.655%
	Next $1 billion	0.615%
	Over $2 billion	0.565%
Seligman LaSalle Real Estate Fund, Inc. - Seligman LaSalle Global Real Estate Fund	All asset levels	0.915%
Seligman LaSalle Real Estate Fund, Inc. - Seligman LaSalle Monthly Dividend Real Estate Fund	All asset levels	0.855%
Seligman Municipal Fund Series, Inc. - Seligman National Municipal Class	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.335% 0.310% 0.300% 0.290% 0.280% 0.260% 0.250%

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Municipal Fund Series, Inc. - Seligman Minnesota Municipal Class - Seligman New York Municipal Class	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%
Seligman Municipal Series Trust - Seligman California Municipal High-Yield Series - Seligman California Municipal Quality Series	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%
Seligman Portfolios, Inc. - Seligman Capital Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. - Seligman Cash Management Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. - Seligman Common Stock Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. - Seligman Communications and Information Portfolio	All asset levels	0.705%
Seligman Portfolios, Inc. - Seligman Global Technology Portfolio	First $2 billion	0.95%
	Next $2 billion	0.91%
	Over $4 billion	0.87%
Seligman Portfolios, Inc. - Seligman International Growth Portfolio	First $50 million	0.950%
	Next $1 billion	0.900%
	Over $1.05 billion	0.860%
Seligman Portfolios, Inc. - Seligman Investment Grade Fixed Income Portfolio	All asset levels	0.345%
Seligman Portfolios, Inc. - Seligman Large-Cap Value Portfolio	First $500 million	0.755%
	Next $500 million	0.660%
	Over $1 billion	0.565%
Seligman Portfolios, Inc. - Seligman Smaller-Cap Value Portfolio	First $500 million	0.935%
	Next $500 million	0.840%
	Over $1 billion	0.745%
Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2025	First $500 million	0.455%
	Next $500 million	0.410%
	Over $1 billion	0.365%
Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2015	First $500 million	0.455%
	Next $500 million	0.410%
	Over $1 billion	0.365%
Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund Core	First $500 million	0.455%
	Next $500 million	0.410%
	Over 1 billion	0.365%
Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2035	First $500 million	0.455%
	Next $500 million	0.410%
	Over $1 billion	0.365%
Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2045	First $500 million	0.455%
	Next $500 million	0.410%
	Over $1 billion	0.365%
Seligman Value Fund Series, Inc. - Seligman Large-Cap Value Fund	First $0.5	0.755%
	Next $0.5	0.660%
	Over $1.0	0.565%
Seligman Value Fund Series, Inc. - Seligman Smaller-Cap Value Fund	First $0.5	0.935%
	Next $0.5	0.840%
	Over $1.0	0.745%
Seligman LaSalle International Real Estate Fund, Inc.	All asset levels	0.915%
Tri-Continental Corporation	All asset levels	0.355%

Appendix B

Administrative Services Fee Schedule

The table below outlines the administrative services fees, effective in the second half of 2009, to be charged to the funds by Ameriprise Financial for providing administrative services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

FUNDS	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 - 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle Global Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle International Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Smaller Companies Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Frontier Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman International Growth Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%

	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal High Yield	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal Quality	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Investment Grade Fixed Income Portfolio	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Minnesota Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman National Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman New York Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%

	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman LaSalle Monthly Dividend Real Estate	0.060%	0.055%	0.050%	0.040%	0.30%
Seligman Capital Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Capital Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%

FUNDS	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 - 500,000,000	500,000,001 - 1,000,000,000	1,000,000,001 - 3,000,000,000	3,000,000,001 - 12,000,000,000	12,000,000,001 +
Seligman Common Stock Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Growth Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2015	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2025	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2035	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2045	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund Core	0.060%	0.055%	0.050%	0.040%	0.030%
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

PART C.	OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Articles of Incorporation.

(1)	Articles Supplementary in respect of Seligman Smaller-Cap Value Portfolio filed December 17, 2004, effective January 1, 2005. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 34 filed on April 29, 2005.)

(2)	Articles of Amendment to the Articles of Amendment and Restatement in respect of Seligman Income and Growth Portfolio (formerly, Seligman Income Portfolio) filed April 24, 2003. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on April 16, 2004.)

(3)	Form of Articles of Amendment and Restatement of Articles of Incorporation. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(4)	Articles Supplementary in respect of Seligman Large-Cap Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(5)	Articles Supplementary in respect of Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(6)	Articles of Amendment dated April 24, 2002, in respect of Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on April 30, 2002.)

(b)	Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 36 filed on April 24, 2006).

(c)	Not applicable.

(d)	Investment Management Agreements.

(1)	*Form of Subadvisory Agreement dated November 7, 2008 between the Registrant, RiverSource Investments, LLC and Wellington Management Company LLP, in respect of Seligman International Growth Portfolio.

(2)	*Form of Amended and Restated Investment Management Services Agreement dated November 7, 2008 between the Registrant and RiverSource Investments, LLC

(3)	*Form of Waiver/Reimbursement Agreement, Amended and Restated.

(e)	Distribution and Shareholder Servicing Agreement between Registrant and RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.). (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(e)(1)	*Form of Distribution Agreement between Registrant, RiverSource Fund Distributors, Inc. and RiverSource Variable Series Trust.

(f)	Deferred Compensation Plan for Directors/Trustees of RiverSource Family of Funds. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

PART C.	OTHER INFORMATION (continued)

(g)	Custodian Agreements.

(1)	Form of Custodian Agreement in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(2)	Form of First Amendment to Custodian Agreement in respect of Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(3)	Form of Recordkeeping Agreement in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(4)	Second Amendment to Recordkeeping Agreement in respect of Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 2, 1996.)

(5)	Custodian Agreement between Registrant and Morgan Stanley Trust Company in respect of the International Portfolios. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 19 filed on November 1, 1996.)

(6)	Form of Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on April 29, 2008.)

(h)	Other Material Contracts.

(1)	*Form of Amended and Restated Transfer Agent Agreement between Registrant and RiverSource Service Corporation.

(2)	*Form of Amended and Restated Plan of Administration Services Agreement between Registrant and RiverSource Service Corporation.

(3)	Form of License Agreement between Ameriprise Financial, Inc. and the Seligman funds. (Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement of RiverSource Diversified Income Series, Inc. (File No. 2-51586) filed on October 30, 2007.)

(4)	Form of Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Post-Effective Amendment No. 22 filed on April 28, 1998.)

(5)	Form of Participation Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(6)	Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(7)	First Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(8)	Second Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

PART C.	OTHER INFORMATION (continued)

(9)	Fourth Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed May 2, 1996.)

(10)	Form of Promotional Agent Distribution Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.), on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(11)	Form of Selling Agreement between RiverSource Fund Distributors, Inc. (formerly, Seligman Advisors, Inc.), on behalf of Registrant and Canada Life Insurance Company of America. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(i)	Opinion and Consent of Counsel.

(1)	Opinion and Consent of Counsel with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio), Seligman Capital Portfolio, Seligman Cash Management Portfolio, and Seligman Common Stock Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No 25 filed on April 28, 1999.)

(3)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on April 29, 1994.)

(4)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Communications and Information Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 filed on September 30, 1994.)

(5)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 1, 1996.)

(6)	Opinion and Consent of Counsel on behalf of Registrant’s Seligman Large-Cap Value Portfolio and Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 23 filed on June 1, 1998.)

(j)	*Consent of Independent Registered Public Accounting Firm of Deloitte & Touche LLP.

(k)	Not applicable.

(l)	Initial Capital Agreements.

(1)	Form of Investment Letter of the Registrant on behalf of the Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Form of Investment Letter on behalf of Registrant’s Seligman Large-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(3)	Form of Investment Letter on behalf of Registrant’s Seligman Smaller-Cap Value Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on April 28, 1999.)

(4)	Form of Purchase Agreement on behalf of Registrant’s Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Investment Grade Fixed Income Portfolio (formerly, Seligman Bond Portfolio). (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

(5)	Investment Letter on behalf of Registrant’s Seligman International Growth Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on April 28, 1998.)

PART C.	OTHER INFORMATION (continued)

(6)	Investment Letter on behalf of Registrant’s Seligman Global Technology Portfolio. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 filed on May 2, 1996.)

(m)	Rule 12b-1 Plan.

(1)	Shareholder Servicing and Distribution Plan pursuant to Rule 12b-1 with respect to Class 2 shares of the Portfolios. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(2)	Form of Shareholder Servicing Agreement with respect to Class 2 shares of the Portfolios between Seligman Advisors, Inc. and Participating Insurance Companies. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on April 28, 2000.)

(3)	*Form of Plan of Distribution and Agreement of Distribution between Registrant, RiverSource Fund Distributors, Inc. and RiverSource Variable Series Trust.

(n)	*Form of Plan under Rule 18f-3(d) of the Registrant.

(p)	Code of Ethics adopted under Rule 17j-1 for Registrant dated November 2008. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009).

(p)(1)	Codes of Ethics adopted under Rule 17j-1 for Registrant’s principal underwriter, dated April 2008 and November 15, 2008. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009).

(p)(2)	Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2008. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009).

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Registrant’s subadviser, Wellington Management Company LLP. (Incorporated by reference to Post-Effective Amendment No. 48 of the Registration Statement of Seligman Global Fund Series, Inc. (File No. 811-06485) filed on March 2, 2009.)

(Other Exhibits)	(a) Directors/Trustees Powers of Attorney. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. RiverSource Investments, LLC, as sponsor of the Seligman funds, which are part of the RiverSource complex of funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in Class I shares of affiliated funds (the “underlying funds”). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the funds-of-funds (which votes proxies for the funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25.	Indemnification. Reference is made to the provisions of Article Eleventh of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Registrant’s Post-Effective Amendment No. 22 to the Registration Statement filed on April 28, 1998 and Article X of Registrant’s Amended and Restated By-laws filed as Exhibit Item 23(b) of Post-Effective Amendment No. 36 filed on April 24, 2006.

PART C.	OTHER INFORMATION (continued)

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. RiverSource Investments, LLC, a Delaware corporation, (“RiverSource Investments”), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of RiverSource Investments, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors for at least the last two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-01886) filed on April 30, 2009.

Wellington Management Company, LLP (“Wellington Management”) is the subadviser for Seligman International Growth Portfolio, and is an investment adviser registered under the Advisers Act. In respect of this Item 26, during the past two fiscal years, none of the officers or directors of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.	Principal Underwriters.

(a)	RiverSource Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

THE SELIGMAN FAMILY OF FUNDS: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc.

THE RIVERSOURCE FAMILY OF FUNDS: RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc. and RiverSource Tax-Exempt Series, Inc.

(b)	Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

PART C.	OTHER INFORMATION (continued)

RiverSource Fund Distributors, Inc.

As of April 2, 2009

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Patrick Thomas Bannigan**	Director and Vice President	President

Walter S. Berman**	Treasurer	None

Paul J. Dolan**	Chief Operating Officer and Chief Administrative Officer	None

Peter A. Gallus**	Vice President and Chief Operating Officer	None

Jeffrey P. Fox**	Chief Financial Officer	Treasurer

Eleanor T.M. Hoagland*	Anti-Money Laundering Officer	Chief Compliance Officer, Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer

Christopher P. Keating**	Vice President	None

Emily Calcagno*	Vice President	None

Jeffrey Lee McGregor, Sr.**	Director and President	None

Thomas R. Moore**	Secretary	None

Scott Roane Plummer**	Chief Counsel	Vice President, General Counsel and Secretary

James R. Angelos**	Chief Compliance Officer	None

William Frederick ‘Ted’ Truscott**	Chairman and Chief Executive Officer	Director and Vice President
*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.
**	The principal business address of each of these directors and/or officers is 50611 Ameriprise Financial Center, Minneapolis, MN 55474

(c)	Not Applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of RiverSource Investments, LLC at its offices at 100 Park Avenue, New York, NY 10017 and 200 Ameriprise Financial Center, Minneapolis, MN 55474 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant, (3) Ameriprise Financial, Inc., 707 Second Avenue, South Minneapolis, MN 55402, and Iron Mountain Records Management, 920 & 950 Apollo Road, Eagan, MN 55121. Iron Mountain Records management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29.	Management Services. Not applicable.

Item 30.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 43 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 43 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 30th day of April, 2009.

SELIGMAN PORTFOLIOS, INC.

By:	/s/Patrick T. Bannigan
Patrick T. Bannigan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 has been signed below by the following persons in the capacities indicated on April 30, 2009.

Signature	Title

/s/Patrick T. Bannigan	President
Patrick T. Bannigan	(Principal Executive Officer)

/s/Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

Kathleen A. Blatz, Director	)
Arne H. Carlson, Director	)
Pamela G. Carlton, Director	)
Patricia M. Flynn, Director	)
Anne P. Jones, Director	)
Jeffrey Laikind, Director	)
Stephen R. Lewis, Chairman of the Board and Director	)
John F. Maher, Director	)
Catherine James Paglia, Director	)
Leroy C. Richie, Director	)	/s/Scott R. Plummer
Alison Taunton-Rigby, Director	)	Scott R. Plummer, Attorney in Fact
William F. Truscott, Director	)

SELIGMAN PORTFOLIOS, INC.

Post-Effective Amendment No. 43 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description

Item 23(d)(1)	Form of Subadvisory Agreement between Registrant and RiverSource Investments, LLC.

Item 23(d)(2)	Amended and Restated Investment Management Services Agreement between Registrant and RiverSource Investments, LLC.

Item 23(d)(3)	Form of Fee Cap/Fee Waiver Agreement, Amended and Restated.

Item 23(e)(1)	Form of Distribution Agreement between the Registrant and RiverSource Fund Distributors, Inc.

Item 23(h)(1)	Form of Amended and Restated Transfer Agent Agreement between Registrant and RiverSource Service Corporation.

Item 23(h)(2)	Form of Plan of Administration Services Agreement, Amended and Restated.

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

Item 23(m)(3)	Form of Plan of Distribution and Amended and Restated Agreement of Distribution of the Registrant.

Item 23(n)	Form of Plan under Rule 18f-3(d) of the Registrant.